SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.     )

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LIN TV Corp.

(Name of Registrant as Specified In Its Charter)

N/A

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NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
Proxy Statement for the 2005 Annual Meeting of Stockholders
Shares Entitled to Vote
Voting in Person
Voting by Proxy
Quorum Requirement
Vote Necessary to Approve Proposals
Revoking a Proxy
Security Ownership of Certain Beneficial Owners and Management
DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL 1 -- ELECTION OF DIRECTORS
Corporate Governance Matters
Board of Directors’ Committees and Meetings
Director Candidates
Communicating with the Independent Directors
Report of the Audit Committee of the Board of Directors
Director Compensation
Executive Officers
EXECUTIVE COMPENSATION
Summary Compensation Table
Options Grants During Fiscal Year 2004
Options Exercised During Fiscal Year 2004 and Fiscal Year-End Option/SAR Values
Retirement Plans
Employment Agreements
Report of the Compensation Committee of the Board of Directors
Compensation Committee Interlocks and Insider Participation
Comparative Stock Performance Graph
Certain Relationships and Related Transactions
PROPOSAL 2 -- APPROVAL OF THE AMENDED AND RESTATED 2002 STOCK PLAN
Summary of the Amended and Restated 2002 Stock Plan
PROPOSAL 3 -- APPROVAL OF THE AMENDED AND RESTATED 2002 NON-EMPLOYEE DIRECTOR STOCK PLAN
Summary of the Amended and Restated 2002 Non-Employee Director Stock Plan
PROPOSAL 4 -- RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditor Fees and Other Matters
OTHER INFORMATION
Other Matters
Stockholders Proposals for the 2006 Annual Meeting
Proxy Solicitation
Householding of Annual Meeting Materials

LIN TV Corp.
Four Richmond Square, Suite 200
Providence, Rhode Island 02906
NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
To be held on May 4, 2005
      As a stockholder of LIN TV Corp., you are hereby given notice of and invited to attend, in person or by proxy, the 2005 Annual Meeting of Stockholders to be held at the offices of WISH-TV, 1950 N. Meridian Street, Indianapolis, Indiana 46202, on May 4, 2005 at 10:00 a.m., local time, at which stockholders will consider and vote on the following matters:

1. The election of one member to our Board of Directors to serve as a Class II director for a term of three years.

2. The approval of the Amended and Restated 2002 Stock Plan, which will (i) increase the number of shares of class A common stock reserved for issuance under the plan from 2,700,000 shares to 6,300,000 shares, (ii) permit stock exchange programs pursuant to which outstanding options could be exchanged for restricted stock, including an anticipated exchange program under which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third the number of shares issuable upon the exercise of the stock options, to vest in equal annual amounts over five years, and (iii) permit the repricing of stock option grants under the plan.

3. The approval of the Amended and Restated 2002 Non-Employee Director Stock Plan, which will (i) increase the number of shares of class A common stock reserved for issuance under the plan from 200,000 shares to 400,000 shares, (ii) increase the annual awards to directors and (iii) permit stock exchange programs pursuant to which outstanding options could be exchanged for restricted stock, including an anticipated exchange program under which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third the number of shares issuable upon the exercise of the stock options, to vest in equal annual amounts over five years.

4. The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

5. The transaction of any other business, which may properly come before the meeting.
      The Board of Directors has fixed the close of business on March 29, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.
      All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Gregory M. Schmidt
Secretary
April 4, 2005
TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD, FOR WHICH A RETURN STAMPED ENVELOPE IS PROVIDED.

LIN TV Corp.
Four Richmond Square, Suite 200
Providence, Rhode Island 02906
Proxy Statement for the 2005 Annual Meeting of Stockholders
To be held on May 4, 2005
      The accompanying proxy is solicited on behalf of the Board of Directors of LIN TV Corp., a Delaware corporation (the “Company”), for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of WISH-TV, 1950 N. Meridian Street, Indianapolis, Indiana 46202, on May 4, 2005 at 10:00 a.m., local time, notice of which is attached hereto, and any adjournment or postponement thereof. The Annual Meeting is being held (1) to consider and vote upon the election of one Class II director for a three year term; (2) to approve the Amended and Restated 2002 Stock Plan; (3) to approve the Amended and Restated 2002 Non-Employee Director Stock Plan; (4) to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and (5) to transact any other business which may properly come before the meeting.
      This Proxy Statement and the enclosed form of proxy are being mailed to stockholders commencing on or about April 4, 2005.
      A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 4, 2005. Exhibits will be provided to any stockholder at no charge upon written and oral request to LIN TV Corp., Four Richmond Square, Suite 200, Providence, Rhode Island 02906, Attention: Gregory M. Schmidt, Secretary; telephone (401) 454-2880.
Shares Entitled to Vote
      The Board of Directors has fixed the close of business on March 29, 2005, as the record date for the Annual Meeting or any adjournment thereof. Only stockholders who were record owners of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of March 29, 2005, 27,104,340 shares of our class A common stock, 23,502,059 shares of our class B common stock and 2 shares of our class C common stock were issued and outstanding.
      Holders of shares of class A common stock outstanding on the record date are entitled to one vote per share at the Annual Meeting.
      The class B common stock is generally not entitled to vote except with respect to approval of a range of specified corporate transactions, as to which the class B common stock votes as a separate class with each share of class B common stock entitled to one vote. The approval of the Amended and Restated 2002 Stock Plan and the approval of the Amended and Restated 2002 Non-Employee Director Stock Plan each constitute one of the specified corporate transactions as to which the approval of a majority of the voting power of the class B common stock voting as a separate class is required. Shares of class B common stock are not entitled to vote with respect to the election of directors or ratification of the selection of our independent registered public accounting firm.
      The class C common stock is entitled to 70% of our voting power on all matters submitted to a vote of our stockholders. Each outstanding share of class C common stock is entitled to a proportionate number of votes determined at the record date of each vote, relative to the total number of shares of class C common stock outstanding. As of March 29, 2005, there were two shares of class C common stock outstanding. As a result, each share of class C common stock will be entitled to cast 31,621,730 votes at the Annual Meeting. The class A common stock and the class C common stock generally vote together as a single class on all matters submitted to a vote of our stockholders.

Voting in Person
      If a stockholder plans to attend the meeting and vote in person, we will provide a ballot to such stockholder as he or she arrives. However, if shares are held in the name of a broker, bank or other nominee, the stockholder must bring an account statement or letter from the nominee indicating that such stockholder was the beneficial owner of the shares on March 29, 2005, the record date for voting.
Voting by Proxy
      Shares represented by a properly executed proxy in the accompanying form will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the stockholder’s shares will be voted according to the recommendations of our Board of Directors.
Quorum Requirement
      A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote at the Annual Meeting present in person or represented by proxy represents a quorum. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.
Vote Necessary to Approve Proposals

•	Proposal 1: Election of Directors
      The election of directors requires a plurality of the votes cast, and votes may be cast in favor of the nominees or withheld. A plurality means that the nominee receiving the most votes for election to a director position is elected to that position. Votes that are withheld and broker non-votes will be excluded entirely from the vote to elect directors and have no effect.

•	Proposal 2: Approval of the Amended and Restated 2002 Stock Plan
      The approval of the Amended and Restated 2002 Stock Plan requires the affirmative vote of (1) a majority of the votes entitled to be cast by holders of class A common stock and class C common stock entitled to vote at the meeting, voting together as a single class, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal, and (2) the affirmative vote of a majority of the shares of class B common stock outstanding as of the record date, voting as a separate class. Votes may be cast for, against or may abstain. Abstentions will have the effect of voting against the proposal. Under the rules of The New York Stock Exchange, broker non-votes are not counted as votes cast and will not be counted for purposes of determining whether the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. Holders of a majority of the shares of class B common stock outstanding as of the record date, voting as a separate class, have approved the Amended and Restated 2002 Stock Plan.

•	Proposal 3: Approval of the Amended and Restated 2002 Non-Employee Director Stock Plan
      The approval of the Amended and Restated 2002 Non-Employee Director Stock Plan requires the affirmative vote of (1) a majority of the votes entitled to be cast by holders of class A common stock and class C common stock entitled to vote at the meeting, voting together as a single class, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal, and (2) the affirmative vote of a majority of the shares of class B common stock outstanding as of the record date, voting as a separate class. Votes may be cast for, against or may abstain. Abstentions will have the effect of voting against the proposal. Under the rules of The New York Stock Exchange, broker non-votes are not counted as votes cast and will not be counted for purposes of determining whether the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. Holders of a majority of the shares of class B common stock outstanding as of the record date, voting as a separate class, have approved the Amended and Restated 2002 Non-Employee Director Stock Plan.

•	Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm
      The ratification of the selection of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting, and votes may be cast for, against or may abstain. Abstentions will count in the tabulations of votes cast on this proposal, while broker non-votes are not counted as votes cast or shares voting on such matter and will have no effect on the voting on such matter.
Revoking a Proxy
      A stockholder may revoke his or her proxy at any time before its exercise by sending written notice of revocation to the Secretary of the Company, by signing and delivering a later dated proxy or, if the stockholder attends the Annual Meeting in person, either by giving notice of revocation to the inspectors of election at the Annual Meeting or by voting at the Annual Meeting.
Security Ownership of Certain Beneficial Owners and Management
      The following table sets forth information regarding the beneficial ownership of each class of our common stock by each person who beneficially owned more than 5% of any class of our equity securities and by our directors and “named executive officers” (as defined below under “Executive Compensation”), individually, and by our directors and executive officers as a group, as of March 1, 2005 (unless otherwise noted).
      The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Unless otherwise indicated below, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
      Holders of shares of our class B common stock may elect at any time to convert their shares into an equal number of shares of class A common stock, provided that any necessary consent by the Federal Communications Commission has been obtained. With the approval of the holders of a majority of our class B common stock and the Federal Communications Commission, one or more shares of class B common stock of a holder may be converted into an equal number of shares of class C common stock. If a majority of the shares of class B common stock convert into shares of class A common stock, each outstanding share of class C common stock will automatically convert into an equal number of shares of class A common stock.
      Percentage of beneficial ownership of class A common stock is based on 27,075,663 shares of class A common stock, 23,508,119 shares of class B common stock and 2 shares of class C common stock outstanding as of March 1, 2005. The number of beneficially owned shares of class A common stock excludes shares of class A common stock issuable upon conversion of shares of our class B common stock and class C common stock. The number of beneficially owned shares of class C common stock excludes shares of our class C common stock issuable upon conversion of shares of our class B common stock.

	Class A		Class B		Class C
	Common Stock		Common Stock		Common Stock		Percent of	Percentage
							Total	of Total
	Number of	Percent	Number of	Percent	Number of	Percent	Economic	Voting
	Shares	of Class	Shares	of Class	Shares	of Class	Interest	Power

HM Entities(1)	—	—	23,417,217	99.6%	—	—	46.3%	0.0%
c/o Hicks, Muse, Tate & Furst Incorporated
200 Crescent Court,
Suite 1600
Dallas, Texas 75201
Delaware Management Holdings(2)	3,711,252	13.7%	—	—	—	—	7.3%	4.1%
2005 Market Street
Philadelphia, PA 19103
Gabelli Asset Management Entities(3)	3,679,807	13.6%	—	—	—	—	7.3%	4.1%
Baron Capital Entities(4)	3,242,000	12.0%	—	—	—	—	6.4%	3.6%
767 Fifth Avenue
New York, NY 10153
State Street Research & Management Company(5)	1,645,330	6.1%	—	—	—	—	3.3%	1.8%
One Financial Center
31st Floor
Boston, MA 02111
Gary R. Chapman(6)	608,055	2.2%	—	—	—	—	1.2%	*
Royal W. Carson, III(7)
1925 Cedar Springs, L.B. #204
Dallas, Texas 75201	321,975	1.2%	—	—	1	50%	0.6%	35.4%
Gregory M. Schmidt(8)	185,122	*	—	—	—	—	*	*
Paul Karpowicz(9)	162,829	*	—	—	—	—	*	*
Vincent L. Sadusky(10)	383	*	—	—	—	—	*	*
Peter E. Maloney(11)	126,953	*	—	—	—	—	*	*
Randall Fojtasek(12)	36,261	*	—	—	1	50.0%	*	35.0%
300 Crescent Court,
Suite 1740
Dallas, Texas 75201
William S. Banowsky(13)	7,509	*	—	—	—	—	*	*
Dr. William H. Cunningham(14)	11,863	*	—	—	—	—	*	*
Wilma H. Jordan(15)	10,597	*	—	—	—	—	*	*
All executive officers and directors as a group (13 persons)(16)	1,471,547	5.2%	—	—	2	100%	2.9%	71.6%

*	Represents less than 1%

(1)	Includes shares held by the following persons or entities that are or may be deemed to be affiliated with Hicks, Muse, Tate & Furst Incorporated: (i) 18,122,110 shares held of record by Hicks, Muse, Tate & Furst Equity Fund III, L.P., a limited partnership of which the ultimate general partner is Hicks Muse Fund III Incorporated, (ii) 236,980 shares held of record by HM3 Coinvestors, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Fund III Incorporated, (iii) 4,692,329 shares held of record by Hicks, Muse, Tate & Furst Equity Fund IV, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Latin America Fund I

Incorporated, (iv) 31,562 shares held of record by Hicks, Muse, Tate & Furst Private Equity Fund IV, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Latin America Fund I Incorporated, (v) 72,820 shares held of record by HM4-EQ Coinvestors, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Fund IV, LLC, (vi) 13,016 shares held of record by HM4-EN Coinvestors, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Fund IV, LLC, (vii) 8,329 shares held of record by HM4-P Coinvestors, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Fund IV, LLC, (viii) 127 shares held of record by HM 1-FOF Coinvestors, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Latin America Fund I Incorporated, (ix) 123,466 shares held of record by Hicks, Muse & Co. Partners, L.P., a limited partnership of which the ultimate general partner is HM Partners Inc., (x) 96,253 shares held of record by Thomas O. Hicks, (xi) 20,225 shares held of record by six family limited partnerships of which Mr. Hicks serves as the sole owner of the ultimate general partner.

Thomas O. Hicks is (a) the sole shareholder, sole director and an executive officer of Hicks, Muse Fund III Incorporated and Hicks, Muse Latin America Fund I Incorporated, (b) the sole member and an executive officer of Hicks, Muse Fund IV, LLC and (c) the majority shareholder, a director and an executive officer of HM Partners Inc. Accordingly, Mr. Hicks may be deemed to be the beneficial owner of the shares held of record by the entities listed in clauses (i) through (ix) of this footnote (1). In addition, Mr. Hicks may also be deemed to beneficially own the shares held of record by the limited partnerships and trusts listed in clauses (xi) and (xii) of this footnote (1) as a result of Mr. Hicks’ relationships to such limited partnerships and trusts noted in such clauses. Mr. Hicks disclaims beneficial ownership of shares not owned of record by him, except to the extent of his pecuniary interest therein. In addition, Jack D. Furst and John R. Muse are partners, stockholders and members of the management committee of Hicks, Muse, Tate & Furst Incorporated and, accordingly, may be deemed to beneficially own all or a portion of the shares held of record by the entities listed in clauses (i) through (ix) of this footnote. Each of Messrs. Furst and Muse disclaims the existence of a group and disclaims beneficial ownership of shares of common stock not owned of record by him.

(2)	According to the Schedule 13G filed by Delaware Management Holdings on February 9, 2005, Delaware Management Holdings is the beneficial owner of 3,711,252 shares of class A common stock, with the sole power to vote or direct the vote of 3,697,589 shares and the sole power to dispose or direct the disposition of 3,708,552 shares and the shared power to dispose or direct the disposition of 2,700 shares. The ultimate parent of Delaware Management Holdings is Liberty National Corp.

(3)	According to the Schedule 13D filed by Gabelli Funds LLC (“Gabelli Funds”), GAMCO Investors, Inc. (“GAMCO”), Gabelli Securities, Inc. (“GSI”), MJG Associates, Inc. (“MJG”), Gabelli Group Capital Partners Inc. (“Gabelli Partners”), Gabelli Asset Management Inc. (“GBL”) and Mario J. Gabelli on March 8, 2005, Gabelli Funds, GAMCO, GSI and MJG are the beneficial owners of, and have the sole power to dispose of or direct the disposition of, 360,000 shares, 3,289,807 shares, 2,000 shares and 28,000 shares, respectively, of class A common stock. Gabelli Funds, GAMCO, GSI and MJG have the sole power to vote or direct the vote of 360,000 shares, 2,995,307 shares, 2,000 shares and 28,000 shares, respectively. Gabelli Funds, GAMCO and GSI are subsidiaries of GBL. Gabelli Partners is the parent of GBL. Mario J. Gabelli is the majority stockholder of Gabelli Partners.

(4)	According to the Schedule 13G/ A filed by Baron Capital Group, Inc. (“BCG”), BAMCO, Inc. (“BAMCO”), Baron Capital Management, Inc. (“BCM”), Baron Growth Fund (“BGF”) and Ronald Baron on February 15, 2005, BCG, BAMCO, BCM, BGF and Ronald Baron are the beneficial owners of, and have the shared power to dispose of or direct the disposition of, 3,242,000 shares, 3,022,000 shares, 220,000 shares, 2,000,000 shares and 3,242,000 shares, respectively, and the shared power to vote or direct the vote of 3,183,000 shares, 2,972,000 shares, 211,000 shares,

2,000,000 shares and 3,183,000 shares, respectively, of class A common stock as of December 31, 2004. BAMCO and BCM are subsidiaries of BCG. Ronald Baron owns a controlling interest in BCG.

(5)	According to the Schedule 13G filed by State Street Research & Management Company (“State Street Research”) on January 27, 2005, State Street Research is the beneficial owner of, with the sole power to vote or direct the vote of and to dispose of or direct the disposition of, 1,645,330 shares of class A common stock.

(6)	Consists of 548,688 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005 and 59,367 shares held of record.

(7)	Includes 309,523 shares held of record by Carson/ LIN SBS L.P., a limited partnership whose ultimate general partner is Carson Private Capital Incorporated, 500 shares held of record by Mr. Carson, and 11,952 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005, held by Mr. Carson. Mr. Carson is President and a controlling stockholder of Carson Private Capital Incorporated. Mr. Carson disclaims beneficial ownership of common stock not owned of record by him.

(8)	Consists of 154,160 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005 and 30,962 shares held of record.

(9)	Consists of 117,664 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005 and 45,165 shares held of record.

(10)	Consists of 383 shares of class A common stock held of record.

(11)	Consists of 104,965 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005 and 21,988 shares held of record.

(12)	Includes 24,309 shares held of record by Fojtasek Capital, Ltd., a limited partnership of which Mr. Fojtasek is the general partner, 500 shares held of record by Mr. Fojtasek, and 11,952 shares of class A common stock that are issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005, held by Mr. Fojtasek. Mr. Fojtasek disclaims beneficial ownership of common stock not owned of record by him.

(13)	Consists of 7,509 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005.

(14)	Consists of 7,509 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005 and 4,354 shares held of record.

(15)	Consists of 6,000 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005 and 4,597 shares held of record.

(16)	Include 970,399 shares of class A common stock issuable upon the exercise of options that are exercisable within 60 days of March 1, 2005 and 501,148 shares held of record.
DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our class A common stock to file with the Securities and Exchange Commission initial reports of ownership of our class A common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and holders of 10% of our class A common stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Due to an administrative oversight, reports on Form 4 relating to the March 18, 2004 grant of options to Ms. Parent and Messrs. Chapman, Karpowicz, Maloney, Schmidt and Viall were filed on March 31, 2004. To our knowledge, based solely on a review of our records and representations made by our officers and directors regarding their filing obligations, all other Section 16(a) filing requirements were satisfied with respect to the fiscal year ended December 31, 2004.
PROPOSAL 1 — ELECTION OF DIRECTORS
      We have a classified Board of Directors consisting of two Class I directors, two Class II directors and three Class III directors. Our Second Amended and Restated Certificate of Incorporation provides that subject to the rights of holders of any class or series of Preferred Stock to elect directors, the number of directors shall be established by the Board of Directors. The Board of Directors has set the number of directors at seven. We currently have a vacancy on the Board of Directors as a result of the resignation of Paul Karpowicz as a Class II director. Pursuant to our Amended and Restated Bylaws, this vacancy will be filled by vote of a majority of our remaining directors, which is expected to occur after the 2005 Annual Meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. This year, one Class II director will be elected for a three-year term expiring at the 2008 Annual Meeting. The Class III directors have terms expiring at the 2006 Annual Meeting and the Class I directors have terms expiring at the 2007 Annual Meeting.
      The persons named in the enclosed proxy will vote to elect as a director the Class II nominee named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect as a director the Class II nominee named below. The Class II nominee will be elected to hold office until the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The nominee has indicated his willingness to serve, if elected. However, if he should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.
      Set forth below are the name and age of each continuing member of the Board of Directors (including the nominee for election as a Class II director), and the positions and offices held by him or her, his or her principal occupation and business experience during the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a member of our Board of Directors. Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of March 1, 2005, appears above under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Name and Age	Principal Occupation and Business Experience

Nominee for Term Expiring in 2008 (Class II Director)
Randall S. Fojtasek, 42	Mr. Fojtasek has served as a member of our Board of Directors since August 2000. Mr. Fojtasek is a founding member of Brazos Investment Partners LLC, a private equity investment firm focusing on middle market buyouts and leveraged recapitalizations. Prior to joining Brazos in 1999, Mr. Fojtasek served as President and Chief Executive Officer of Atrium Companies, Inc., a manufacturer and distributor of building products. He joined Atrium in 1989, and was Chief Executive Officer from 1993 to 1999.

Name and Age	Principal Occupation and Business Experience

Directors Whose Terms Expire in 2007 (Class I Directors)
William S. Banowsky, Jr., 43	Mr. Banowsky has served as a member of our Board of Directors since May 2002. Mr. Banowsky is currently Chairman and Chief Executive Officer of Magnolia Pictures Company, an independent film distribution company, and Chief Executive Officer of Landmark Theatres, the nation’s largest exhibitor of independent and foreign language films. From March 1999 to September 2000, Mr. Banowsky was Executive Vice President and General Counsel of AMFM, Inc., which was publicly traded on the New York Stock Exchange until it was purchased by Clear Channel Communications, an affiliate of Hicks, Muse, Tate & Furst Incorporated (“Hicks Muse”), in September 2000. From January 1997 to July 2000, Mr. Banowsky was Executive Vice President and General Counsel of Capstar Broadcasting Corporation, which was publicly traded on the New York Stock Exchange until it merged with AMFM, Inc., in July 1999. Mr. Banowsky practiced law for 10 years in Dallas, Texas prior to joining Capstar. Mr. Banowsky served as a director of Sunrise Television Corp. and STC Broadcasting, Inc. until May 2002.
Dr. William H. Cunningham, 61	Dr. Cunningham has served as a member of our Board of Directors since May 2002. Dr. Cunningham began serving at the University of Texas at Austin in 1971 as an Assistant Professor of Marketing and later became a Professor of Marketing and held the following additional positions: James L. Bayless Chair for Free Enterprise from 1986 to present; the President of the University of Texas at Austin from 1985 to 1992; and Dean of College of Business Administration/ Graduate School of Business from 1983 to 1985. Dr. Cunningham was also Chancellor of the University of Texas System from 1992 to 2000. Dr. Cunningham currently serves on the board of directors of the following publicly traded companies: Jefferson-Pilot Corporation, Southwest Airlines Co., Introgen Therapeutics, Inc. and Hayes Lemmerz International, Inc. and also serves as a disinterested director of the John Hancock Funds. He is a member of the Philosophical Society of Texas, a trustee for the Southwest Research Institute and a director of the greater Austin Crime Commission. Dr. Cunningham received his B.B.A., M.B.A. and Ph.D. from Michigan State University. Dr. Cunningham served as a director of Sunrise Television Corp. and STC Broadcasting, Inc. until May 2002 when it was merged into LIN TV Corp.
Directors Whose Terms Expire in 2006 (Class III Directors)
Royal W. Carson, III, 55	Mr. Carson has served as a member our Board of Directors since August 2000. He is Chairman and President of Carson Private Capital and has over 29 years of experience in the origination, structuring, and monitoring of private investments and investment funds. Mr. Carson served as Chairman and Chief Executive Officer of Carson Petroleum Corporation from 1977 to 1982. Mr. Carson serves on the Advisory Board of Olympus Real Estate Fund II, L.P. and Hicks, Muse, Tate & Furst Europe Fund, L.P. and also serves as a director of various privately held corporations and community organizations.

Name and Age	Principal Occupation and Business Experience

Gary R. Chapman, 61	Mr. Chapman has served as a member of our Board of Directors and as our Chief Executive Officer since November 1994, as President since 1989 and as Chairman of the Board of Directors since August 2000. Mr. Chapman served as Joint Chairman of the National Association of Broadcasters from 1991 to 1993 and as a board member of the Advanced Television Test Center. Currently, Mr. Chapman serves as the Chairman on the Board of Directors of the Association for Maximum Service Television and is Co-Chairman of the Advisory Board of Governors for the National Association of Broadcasters Education Foundation.
Wilma H. Jordan, 55	Ms. Jordan has served as a member of our Board of Directors since May 2002. Ms. Jordan is the Founder and Chief Executive Officer of The Jordan, Edmiston Group, Inc. (New York, NY), which provides merger and acquisition advisory services for the publishing, information, communications and exhibition industries. Ms. Jordan is also a founding general partner of JEGI Capital, a venture capital affiliate of The Jordan, Edmiston Group. From 1970 to 1985, Ms. Jordan served as Chief Financial Officer of 13-30 Corporation, a privately held publishing company. From 1980 to 1986, Ms. Jordan served as Chief Operating Officer of Esquire Magazine Group, which included Esquire, New York, Woman and other media assets. From 1987 to 1994, Ms. Jordan served as director of LIN Broadcasting Corporation and as a director of LIN Television Corporation from 1994 to 1998. Currently, Ms. Jordan is a director of Guidepost, Inc., publisher of Guideposts Magazine and other inspirational products, and Blyth, Inc., a home décor and home fragrance company.
Corporate Governance Matters
      Under applicable New York Stock Exchange rules, a director of the Company only qualifies as “independent” if the Board of Directors determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has such a relationship with the Company.) The Board of Directors has not adopted any categorical standards to assist it in making determinations of independence, but instead considers all relevant facts and circumstances regarding a director’s relationship with the Company.
      Ownership of a significant amount of the Company’s stock, by itself, does not constitute a material relationship.
      The determination of whether a material relationship exists is made by the other members of the Board of Directors who are independent.
      The Company’s Board of Directors has determined that none of Ms. Jordan, Dr. Cunningham or Messrs. Banowsky, Carson or Fojtasek has a material relationship with the Company and that each of these directors is “independent” as determined under Section 303A.02(b) of the NYSE Listed Company Manual. None of these directors had any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationships with the Company, either directly or as a partner, shareholder or officer of an organization that has such a relationship with the Company.
Board of Directors’ Committees and Meetings
      During 2004, the Board of Directors held six meetings. Each of our directors attended at least 75% of such meetings and the meetings of the committees on which he or she served during 2004. Resolutions adopted by our nominating and corporate governance committee of our Board of Directors provide that directors are expected to attend the annual meeting of stockholders. Messrs. Chapman and Karpowicz attended the 2004 annual meeting of stockholders.
      The Board of Directors has established three standing committees — audit, compensation, and nominating and corporate governance. Current copies of each committee’s charter, and of the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, are posted on the Corporate Governance section of our website, www.lintv.com.
      The Board of Directors has determined that none of Ms. Jordan, Dr. Cunningham and Messrs. Banowsky, Carson or Fojtasek, all of the members of each of the Board’s three standing committees, have a material relationship with the Company and that each of these directors is independent as determined under Section 303A.02(b) of the NYSE Listed Company Manual, including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.
      The chairman of the audit committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee preside at the regularly scheduled executive sessions of the non-management directors on an alternating basis, unless the non-management directors select another director to preside at a particular session. Stockholders and other interested parties may communicate directly with the presiding directors or with the independent directors as a group as described below under the heading “Communicating with the Independent Directors.”
      Audit Committee. In May 2002, our Board of Directors established an audit committee which has the following principal duties:

•	to recommend the independent registered public accounting firm for appointment by the Board of Directors;

•	to meet with our financial management, internal audit management and independent registered public accounting firm to review matters relating to our internal accounting controls, internal audit program, accounting practices and procedures, the scope and procedures of the outside audit, the independence of the outside registered public accounting firm and other matters relating to our financial condition;

•	to report to the Board of Directors periodically any recommendations the audit committee may have with respect to the foregoing matters; and

•	to review our annual report to stockholders, proxy materials and Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for filing with the Securities and Exchange Commission.
      The audit committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.
      The members of our audit committee were Ms. Cook Bush, Ms. Jordan and Dr. Cunningham, until the resignation of Ms. Cook Bush as a director effective as of February 18, 2004. On February 25, 2004, Mr. Banowsky was appointed to serve as a member of the audit committee. Each member of the audit committee is an “independent director” under the rules of The New York Stock Exchange governing the qualifications of the member of the audit committee. The audit committee met six times during 2004.
      The Board of Directors has determined that Dr. Cunningham is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. As noted above, Dr. Cunningham is an “independent director” under New York Stock Exchange listing requirements.
      Compensation Committee. In May 2002, our Board of Directors also established a compensation committee, which has the following principal duties:

•	to review key employee compensation policies, plans and programs;

•	to monitor performance and compensation of our employee-directors, officers and other key employees;

•	to prepare recommendations and periodic reports to the Board of Directors concerning these matters; and

•	to function as the committee which administers our stock option, stock incentive, employee stock purchase and other equity-based plans.
      The members of our compensation committee are Messrs. Carson and Fojtasek and Ms. Jordan. The compensation committee held six meetings during 2004.
      Nominating and Corporate Governance Committee. On October 28, 2002, the Board of Directors established a nominating and corporate governance committee, which has the following principal duties:

•	to identify individuals qualified to become members of the Board of Directors;

•	to recommend to the Board of Directors the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders;

•	to develop and recommend to the Board of Directors a set of corporate governance principles applicable to us; and

•	to oversee the evaluation of the Board of Directors and management.
      The members of the nominating and corporate governance committee are Messrs. Banowsky, Carson and Fojtasek. The nominating and corporate governance committee held five meetings during 2004.
Director Candidates
      The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to the members of the Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the Board of Directors. In addition, the Company may retain the services of an executive search firm to help identify and evaluate potential director candidates.
      In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the nominating and corporate governance committee will apply the criteria set forth in our corporate governance guidelines. The committee considers diversity, skills, and experience in the context of the needs of the Board of Directors, commitment to understanding our business and industry, the creation, by other employment or directorships, of potential or actual conflicts of interest, risks of anticompetitive activity or potential or actual violations of or restrictions arising from media ownership regulations, and ability to exercise sound judgment and high ethical standards. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.
      Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the our common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Gregory M. Schmidt, Secretary, LIN TV Corp., Four Richmond Square, Suite 200, Providence, Rhode Island 02906. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for our next annual meeting.

      Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or the Board of Directors, by following the procedures set forth below under “Stockholder Proposals for the 2006 Annual Meeting”; provided that such recommendations are delivered to us, with the information required by our bylaws, no later than the deadline for submission of stockholder proposals provided below. Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in the proxy card for our next annual meeting.
Communicating with the Independent Directors
      The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The chairman of the nominating and corporate governance committee, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries to the other directors as he or she considers appropriate.
      Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the nominating and corporate governance committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
      Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to Board of Directors, c/o Gregory M. Schmidt, Secretary, LIN TV Corp., Four Richmond Square, Suite 200, Providence, Rhode Island 02906.
Report of the Audit Committee of the Board of Directors
      The audit committee is composed of three members, Ms. Jordan and Dr. Cunningham, who have been members since May 2002, and Mr. Banowsky, who joined the audit committee on February 25, 2004. The audit committee acts under a written charter adopted by the Board of Directors. The members of the audit committee are independent directors, as defined by its charter and the rules of the New York Stock Exchange.
      The audit committee reviewed the audited financial statements for the fiscal year ended December 31, 2004 and discussed these financial statements with our management. Management is responsible for our internal controls and the financial reporting process. Management represented to the audit committee that the financial statements had been prepared in accordance with generally accepted accounting principles. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an audit of the financial statements in accordance with generally accepted auditing standards and issuing a report on those financial statements. As appropriate, the audit committee reviews and evaluates, and discusses with our management, internal accounting, financial and auditing personnel and the independent registered public accounting firm, the following matters:

•	the plan for, and the report of the independent registered public accounting firm on, each audit of our financial statements, our management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of our internal control over financial reporting;

•	our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in our accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of our internal controls and accounting, financial and auditing personnel.
      The audit committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees), as amended, with PricewaterhouseCoopers LLP, our independent registered public accounting firm. SAS 61, as amended, requires our independent registered public accounting firm to discuss with our audit committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
      PricewaterhouseCoopers LLP also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their independence and engage in a discussion of independence. The audit committee discussed with the independent registered public accounting firm the matters disclosed in this letter and its independence from the Company. The audit committee also considered whether the provision of the other, non-audit related services to us which are referred to under the heading “Independent Auditor Fees and Other Matters” is compatible with maintaining the independence of our registered public accounting firm.
      Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Audit Committee of the Board of Directors

Wilma H. Jordan
William H. Cunningham
William S. Banowsky
Director Compensation
      Our directors who are also employees serve without additional compensation. Effective as of January 1, 2005, our non-employee directors receive an annual retainer for all services rendered as outside directors of $30,000 and compensation for attending Board meetings of $1,500 for attending in person or $1,000 for attending via telephone. Committee members also receive $1,000 for attending committee meetings in person or $500 for attending committee meetings via telephone. The chairman of our compensation committee and the chairman of our nominating and corporate governance committee each receive an additional annual retainer of $7,500, and the chairman of our audit committee receives an additional annual retainer of $10,000. Directors may elect to receive half of their annual retainer in the Company’s class A common stock. We do not maintain a medical, dental or retirement benefits plan for our non-employee directors.

      The following table summarizes the fees each non-employee director received in 2004 for services rendered as a director:

Directors:	2004

Randall S. Fojtasek	$35,000
Royal W. Carson, III	32,000
Dr. William H. Cunningham	47,125
William S. Banowsky, Jr.	49,625
Wilma H. Jordan	50,625
      Our non-employee directors also receive grants under our 2002 Non-Employee Director Stock Option Plan, adopted on May 1, 2002. The purpose of the plan is to attract highly qualified individuals who are not our current employees to serve as members of our Board of Directors and to enable them to increase their ownership of our common stock.
      The plan provides for grants of options to non-employee directors, which in the aggregate may not be exercisable for more than 200,000 shares of our class A common stock. The plan provides for initial option grants to purchase 10,000 shares of our class A common stock. Initial grants were made to our non-employee directors on the effective date of the plan and also will be made when a non-employee director is newly elected. Thereafter, the plan provides for annual grants of options to non-employee directors to purchase 4,000 shares of our class A common stock. The option exercise price will be equal to the fair market value of a share of our common stock on the date of grant.
      These options vest over a period of four years, with 25% of the options vesting on each anniversary of the grant date, beginning one year from the date of grant. Upon any change of control, or if we or affiliates of Hicks Muse enter into any agreement providing for our change of control, the compensation committee may declare that any or all outstanding options shall vest and become immediately exercisable. Thereafter, the options will be subject to the terms of the transaction effecting the change of control. Options expire on the earlier of 10 years from the date of grant or three months after cessation of service as a director.
      The plan also permits us to make stock awards, including restricted and unrestricted stock awards, the terms of which are determined by the compensation committee of our Board of Directors.
      Messrs. Fojtasek, Carson, and Banowsky, Dr. Cunningham, and Ms. Jordan were each granted an option to purchase 4,000 shares of class A common stock at $20.25 on May 14, 2004.
Executive Officers
      The executive officers of the Company are:

Name	Age	Position

Gary R. Chapman	61	Chairman, President and Chief Executive Officer
Vincent L. Sadusky	39	Vice President, Chief Financial Officer and Treasurer
Gregory M. Schmidt	55	Vice President of New Development, General Counsel and Secretary
Peter E. Maloney	50	Vice President of Benefits and Special Projects
John S. Viall	61	Vice President of Engineering and Operations
Denise M. Parent	41	Vice President and Deputy General Counsel
William A. Cunningham	47	Vice President and Controller
      The following information describes the executive officers of the Company who are not also members of the Board of Directors.
      Gregory M. Schmidt has been Vice President of New Development, General Counsel and Secretary since March 1995. From 1985 to 1995, he was a partner at Covington & Burling, a Washington D.C. law firm with a high-profile presence in regulatory and communications law.

      Vincent L. Sadusky has been Vice President, Chief Financial Officer and Treasurer since August 2004. Prior to August 2004, Mr. Sadusky was employed by Telemundo Communications Group, Inc. for over ten years, during which he most recently served as Chief Financial Officer and Treasurer since 1999. Prior to joining Telemundo Communications, he was an Audit Manager with Ernst & Young, LLP.
      Peter E. Maloney has served as Vice President of Benefits and Special Projects since March 2005. Prior to March 2005, Mr. Maloney was employed as Vice President of Finance from January 1995 to February 2005, Vice President of Taxation from June 1990 to December 1994 and as Director of Taxation and Financial Planning from January 1983 to June 1990.
      John S. Viall has served as Vice President, Engineering and Operations since January 2003. Prior to January 2003, Mr. Viall was Corporate Director of Digital Television Operations for Viacom/ CBS. From 1996 to 2000, Mr. Viall was Corporate Director of Digital Television Operations for Viacom/ Paramount Pictures.
      Denise M. Parent has been Vice President and Deputy General Counsel since March 1997. From 1993 to 1997, Ms. Parent was employed by The Providence Journal Company as Senior Corporate Counsel. Prior to 1993, Ms. Parent was employed by Adler, Pollock & Sheehan, Incorporated, a law firm in Providence, Rhode Island.
      William A. Cunningham has been Vice President and Controller since November 2000, having served as Controller since July 1998. From 1987 to 1994, Mr. Cunningham was employed by Fox Television as Vice President, Finance and from 1994 to 1996, was employed by SF Broadcasting, LLC, a joint venture of Fox Television and Savoy Pictures, as Senior Vice President and Chief Financial Officer.

EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth the annual and long-term compensation earned in each of the last three fiscal years by our Chief Executive Officer and four other most highly compensated executive officers for the year ended December 31, 2004 who were serving as executive officers as of December 31, 2004 and one individual who was no longer serving as an executive officer as of December 31, 2004 (collectively, “the named executive officers”):

				Long-Term
				Compensation

		Annual Compensation		Awards

				Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options/SARs(#)	($)

Gary R. Chapman	2004	$636,540	$800,000	250,000	$20,938	(1)
Chairman, President	2003	618,000	740,000	100,000	19,828
and Chief Executive Officer	2002	600,000	1,170,000	187,500	18,356

Paul Karpowicz*	2004	397,000	250,000	85,000	6,509	(2)
Vice President of Television	2003	385,000	235,000	30,000	6,636
	2002	370,000	225,000	60,000	7,675

Gregory M. Schmidt	2004	377,000	184,000	65,000	6,260	(3)
Vice President of New Development,	2003	366,000	175,000	30,000	6,387
General Counsel and Secretary	2002	355,000	165,000	60,000	7,948

Vincent L. Sadusky†	2004	134,135	240,000	60,000	1,138	(4)
Vice President, Chief Financial	2003	—	—	—	—
Officer and Treasurer	2002	—	—	—	—

Deborah R. Jacobson*	2004	186,692	82,869	—	841,116	(5)
Vice President of Corporate	2003	278,000	134,000	20,250	1,405
Development and Treasurer	2002	255,692	220,000	40,500	2,533

Peter E. Maloney	2004	221,000	106,000	43,750	1,925	(6)
Vice President of Benefits and	2003	215,000	101,000	18,750	1,567
Special Projects	2002	208,000	113,000	37,500	3,451

*	Mr. Karpowicz and Ms. Jacobson resigned from their positions with the Company as of February 14, 2005 and August 13, 2004, respectively.

†	Mr. Sadusky commenced employment with the Company in August 2004. Mr. Sadusky’s annual salary during the period of his employment in 2004 was $375,000.

(1)	Includes $13,666 of executive life insurance and $7,669 of executive disability insurance.

(2)	Includes $957 of executive life insurance and $5,552 of executive disability insurance.

(3)	Includes $957 of executive life insurance and $5,303 of executive disability insurance.

(4)	Includes $128 of executive life insurance and $1,010 of executive disability insurance.

(5)	Includes $840,000 of severance, $388 of executive life insurance and $728 of executive disability insurance.

(6)	Includes $957 of executive life insurance and $869 of executive disability insurance.

Options Grants During Fiscal Year 2004
      The following table sets forth information concerning stock option grants made to each of the name executive officers during the fiscal year ended December 31, 2004:

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of	Percent of Total			Rates of Stock Price
	Securities	Options/SARs			Appreciation for Option
	Underlying	Granted to			Term(3)
	Options/SARs	Employees in	Exercise Price
	Granted(1)	Fiscal Year	Per Share(2)	Expiration Date	5%	10%

Gary R. Chapman	150,000		$23.37	2/13/14	$2,204,118	$5,585,669
	100,000		22.75	3/18/14	1,430,735	3,625,764

	250,000	24.8%			3,634,853	9,211,433
Paul Karpowicz*	45,000		23.37	2/13/14	661,236	1,675,701
	40,000		22.75	3/18/14	572,294	1,450,306

	85,000	8.4%			1,233,530	3,126,007
Gregory M. Schmidt	35,000		23.37	2/13/14	514,294	1,303,323
	30,000		22.75	3/18/14	429,221	1,087,729

	65,000	6.4%			943,515	2,391,052
Vincent L. Sadusky	60,000	6.0%	20.00	9/21/14	754,485	1,912,013
Deborah R. Jacobson*	—	0.0%	—	—	—	—
Peter E. Maloney	25,000		23.37	2/13/14	367,353	930,945
	18,750		22.75	3/18/14	268,263	679,831

	43,750	4.3%			635,616	1,610,776

*	Mr. Karpowicz and Ms. Jacobson resigned from their positions with the Company as of February 14, 2005 and August 13, 2004, respectively.

(1)	Options were granted under the 2002 Stock Plan. The non-qualified options granted pursuant to the plan generally are not exercisable until one year after their grant, vest over the span of four years and expire 10 years from the date of grant.

(2)	Options are granted at an exercise price equal to the average of the high and low prices of our common stock, as reported on the New York Stock Exchange on the date of grant.

(3)	The potential realizable value is calculated based on the term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the stock option and that the stock option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
Options Exercised During Fiscal Year 2004 and Fiscal Year-End Option/ SAR Values
      The following table sets forth information concerning the number and value of unexercised options held by the named executive officers at December 31, 2004, individual exercises of options during the year ended December 31, 2004, and the number and value of options held by such named executed officer at December 31, 2004 based on a fair market value of our common stock of $19.30 on such date.

Aggregate Exercises During the 2004 Fiscal Year and Fiscal Year-End Option Values/ SAR Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
	Shares		Options/SARs at		Options/SAR’s at
	Acquired		December 31, 2004		December 31, 2004(3)
	on	Value
Name	Exercise(1)	Realized ($)	Exercisable	Unexercisable(2)	Exercisable	Unexercisable(2)

Gary R. Chapman	52,988	$1,100,846	497,941	590,962	$2,274,941	$3,323,680
Paul Karpowicz*	33,252	688,991	157,395	170,751	625,231	641,742
Gregory M. Schmidt	31,521	654,178	145,791	141,142	401,271	456,288
Vincent L. Sadusky	—	—	—	60,000	—	0
Deborah R. Jacobson*	38,095	776,882	—	—	—	—
Peter E. Maloney	26,277	547,932	94,027	91,162	196,689	281,761

*	Mr. Karpowicz and Ms. Jacobson resigned from their positions with the Company as of February 14, 2005 and August 13, 2004, respectively.

(1)	Shares were acquired upon exercise of phantom stock units, which were paid at our election in shares of class A common stock.

(2)	Includes shares of class A common stock issuable upon future exercises of phantom stock, which may be paid at our election in stock or cash, and shares of class A common stock issuable upon future exercises of options.

(3)	Based on the average of the high and low sale price of our class A common stock on December 31, 2004 ($19.30), as reported by the New York Stock Exchange on such date, less the option exercise price.
Retirement Plans
      Participants in our tax qualified pension plan participate in either a cash balance benefit plan or a traditional average final-pay plan and may also receive benefits under our supplemental benefit retirement plan. Mr. Chapman and Mr. Karpowicz participate in the traditional average final-pay plan; Mr. Sadusky, Mr. Maloney and Mr. Schmidt participate in the cash balance plan. The Internal Revenue Code places certain maximum limitations upon the annual benefits payable under all qualified plans of an employer to any one individual. As permitted by the Employee Retirement Income Security Act of 1974, as amended, our supplemental benefit retirement plan is a non-qualified plan designed to provide for the payment by us of the difference, if any, between the amount of such maximum limitations and the annual benefit that would be payable under the pension plan (including the cash balance benefit plan and traditional average final-pay benefit plan), but for such limitations.
      Under the cash balance benefit plan, each year we contribute to each participating employee’s cash balance account an amount equal to 5% of such employee’s compensation. For this purpose, compensation includes base pay, overtime pay, other wage premium pay and annual incentive bonuses. Cash balance plan accounts earn annual interest at a rate equal to the interest rate for five-year U.S. Treasury Bills plus 25 basis points (the interest rate is reset annually at the Treasury rate during the November preceding each plan year). The estimated annual retirement benefits payable under the cash balance plan and our supplemental benefit retirement plan as an annuity for life upon normal retirement assuming Mr. Sadusky, Mr. Schmidt and Mr. Maloney remain employed by us at their current level of compensation until age 65 is $180,000, $101,000 and $122,000, respectively.
      Under the traditional average final-pay benefit plan, benefits are computed by multiplying (i) 1.50% of the employee’s three-year average annual compensation times (ii) the employee’s number of years of credited service, up to a maximum of 32 years. Average annual compensation is equal to the average salary and bonus (excluding option gains and benefits or payments received under any other benefit plan) over the highest three consecutive calendar years of compensation. Each named executive officer’s salary and bonus for the current year is set forth above in the Annual Compensation column of the Summary Compensation Table. The years of service for each of the named executive officers participating in the average final-pay plan, as of December 31, 2004, are: Mr. Chapman, 16 years; and Mr. Karpowicz, 15 years.
      The following table sets forth the estimated annual retirement benefits payable under our pension plan and our supplemental benefit retirement plan as an annuity for life upon normal retirement for specified compensation and years of credited service classifications, assuming retirement at age 65 on December 31, 2004. Benefits are not subject to reduction for Social Security or other offset amounts.

	Years of Service

Three-Year Average Compensation	10	15	20	25	30

100,000	15,000	22,500	30,000	37,500	45,000
200,000	30,000	45,000	60,000	75,000	90,000
300,000	45,000	67,500	90,000	112,500	135,000
500,000	75,000	112,500	150,000	187,500	225,000
750,000	112,500	168,750	225,000	281,250	337,500
1,000,000	150,000	225,000	300,000	375,000	450,000
1,250,000	187,500	281,250	375,000	468,750	562,500
1,500,000	225,000	337,500	450,000	562,500	675,000
2,000,000	300,000	450,000	600,000	750,000	900,000
Employment Agreements
      Employment agreement with Chief Executive Officer. We entered into a new employment agreement with Gary R. Chapman effective January 1, 2002. This agreement expires on December 31, 2006 and will renew automatically for one year periods unless a 60 day notice of nonrenewal is given. Mr. Chapman’s annual base salary will be no less than $600,000, and his annual target bonus will be $800,000, subject to adjustment by the compensation committee based upon various factors, including performance. The compensation committee has set Mr. Chapman’s annual base salary for 2005 at $800,000.
      The agreement may be terminated by either party with or without cause at any time upon 30 days’ written notice, or upon death or total disability. If we terminate Mr. Chapman’s employment without cause or if Mr. Chapman terminates his employment with good reason before a change in control, Mr. Chapman will receive two years of salary and an additional sum of $1,600,000 in lieu of a bonus, as well as any accrued unpaid salary. In the event that Mr. Chapman competes with us within a year following such termination, his termination payment will be one year’s salary and an additional sum of $800,000 in lieu of a bonus, as well as any accrued unpaid salary. If termination occurs because of expiration of the term of the agreement, Mr. Chapman will receive one year of salary as well as any accrued unpaid salary. If Mr. Chapman terminates his employment following our change in control, he has agreed to remain employed at our request for 30 days and will receive compensation according to his severance compensation agreement. If Mr. Chapman is terminated before a change in control, his options will terminate in accordance with our equity incentive plans. However, if Mr. Chapman is terminated without cause or if he terminates his employment with good reason, his options will become exercisable to the extent of the number of shares covered by the options that were purchasable by Mr. Chapman at the date of termination and 50% of the total number of shares subject to the options which have not yet vested.
      Mr. Chapman has agreed not to compete for one year after his termination within any designated market area in which a station we own or operate or to which we provide substantial services is located, or in which any station we have an agreement to acquire, are negotiating to acquire, or are studying the feasibility of acquiring, is located.
      Change in Control Arrangements. We have entered into severance compensation agreements with Mr. Chapman and the other executive officers named above. Under these agreements, if we terminate any such employee’s employment other than for cause, the employee will be entitled to severance benefits in addition to any compensation otherwise payable to the employee. The severance benefits include a lump sum payment designed to provide the equivalent to the sum of:

•	an amount equal to two times the employee’s annual base salary on the date of termination, as defined in the severance compensation agreements;

•	an amount equal to two times the bonus compensation paid to the employee with respect to the last complete fiscal year; and

•	the present value as of the date of termination, of the sum of all benefits which have accrued to the employee but have not vested under our retirement plan as of the date of termination and all additional benefits which would have accrued to the employee under the retirement plan if the employee had continued to be employed by us for an additional 12 months on the same terms the employee was employed on the date of termination.
      In addition to such cash payments, the employee is entitled to life, health and disability and accident insurance benefits substantially similar to those which the employee was receiving prior to the notice of termination, as defined in the severance compensation agreements, or, if greater, immediately prior to a change in control, as defined in the severance compensation agreements, for a period of two years.
Report of the Compensation Committee of the Board of Directors
      Introduction. This report is submitted by the compensation committee. The purpose of the compensation committee is to discharge the responsibilities of the Board of Directors relating to compensation of our executive officers, including approval of salary and other compensation policies and remuneration arrangements, as well as administering our equity based compensation plans for employees.
      Compensation Philosophy. The compensation committee’s policy with respect to executive officer compensation is to establish base salaries and annual incentive bonus opportunities and to grant equity based incentives such as stock options which, in the judgment of the compensation committee, enable us to attract, retain and reward key management personnel who possess the abilities and experience necessary to implement our objectives and to create incentives for high levels of individual performance, consistent with the attainment of the financial goals and the best interests of the Company. The compensation committee also recognizes that such compensation and incentives must be at a level that is competitive with those provided to executives holding comparable positions in the broadcast industry.
      We base our compensation policies on the belief that our employees, including our executive officers, are largely responsible for our success. In administering our compensation policies, the compensation committee sets various objectives and rewards employees for their contributions which positively affect the overall success of the Company by providing leadership, strategic planning and development and involvement in the industry. In addition to rewarding employees for current or past contributions, it is also recognized by the compensation committee that we must provide long-term incentives which are sufficient to motivate the Company’s executive officers to remain with us over time and to manage the Company for long-term growth. Such long-term incentives, in the form of non-qualified or incentive stock options, also help to align the interests of the executive officers with those of the stockholders. Additionally, the compensation committee provides incentives for executives to achieve corporate and individual performance goals, thus ensuring that compensation levels are properly aligned with our business strategy and operating performance.
      Components of the Compensation Program. We compensated our executive officers during 2004 through a combination of base salaries, year-end cash bonuses and stock option grants. A key component of our compensation package are grants of stock options which provide a significant long-term incentive for executive officers not only to remain with us over time but to manage the Company for long-term growth, thereby aligning their interests with those of our stockholders.
      Base salaries are set by evaluating such variables as the employee’s relative responsibilities, expertise, past year’s compensation and past year’s performance. Base salaries are also set so as to be competitive in the industry and to attract and retain key personnel. The performance of eligible executives is also rewarded through annual bonuses. Year-end bonuses are determined by the compensation committee after considering factors including our overall revenue growth, broadcast cash flow and audience ratings for such year. The compensation committee evaluates each executive’s performance by reviewing his or her contribution to the long-term health and growth of the Company. Factors used by the compensation committee in determining stock option grants relate to our financial performance and include revenue growth, broadcast cash flow, audience ratings for such year and the contributions of each executive officer to such results. No fixed weighting or formula is applied to corporate performance versus individual performance in determining stock option awards. We do not have a target equity ownership level for our officers; however, we encourage such ownership for our employees in general.
      Chief Executive Officer Compensation. Base salary and year-end bonus for Mr. Chapman, our Chief Executive Officer, is tied to both the foregoing financial performance factors and to certain subjective factors determined by the compensation committee. For the year 2004, Mr. Chapman received a base salary of $636,540 and a bonus of $800,000. Mr. Chapman’s base salary has remained at substantially the same level since 2001, with a larger portion of his compensation targeted to annual bonus and stock option grants. The compensation committee set a target bonus for Mr. Chapman at the beginning of 2004 based upon our achieving operating cash flow targets and certain subjective factors relating to Mr. Chapman’s performance, including providing leadership, oversight and direction to our management team, continuing to be a strong advocate of public policy that advances the interests of the Company and the broadcast industry and providing an ongoing, articulate and highly focused vision for the Company. The bonus awarded to Mr. Chapman exceeded that which he would have received based solely on operating cash flow targets due in part to the subjective factors set forth above and a number of factors deemed by the compensation committee relevant to Mr. Chapman’s overall performance, including the adverse effect of Hurricane Jeanne and the deadlock in the race for Governor in Puerto Rico on the Company’s Puerto Rican stations, the unexpected industry-wide slowdown in all media advertising in the third quarter of 2004, and the Company’s achievement of record revenue and profit growth.
      Mr. Chapman was granted a non-qualified option to purchase 150,000 shares of class A common stock in February 2004 and a non-qualified option to purchase 100,000 shares of class A common stock in March 2004, which grants were made by the compensation committee to reflect the significance of Mr. Chapman’s current and anticipated contribution to our overall performance, including the criteria discussed above. The compensation committee made option grants to our other executive officers in February and March 2004 to reflect the significance of each executive officer’s current and anticipated contribution to our overall performance, including the criteria discussed above.
      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to a public company for compensation over $1 million paid to its Chief Executive Officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The compensation committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that exceed the limit when the compensation committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Compensation Committee of the Board of Directors

Wilma H. Jordan
Royal W. Carson, III
Randall S. Fojtasek

Compensation Committee Interlocks and Insider Participation
      None of the members of our compensation committee at any time has been one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Comparative Stock Performance Graph
      The following graph compares the cumulative total return of our class A common stock for the period from May 2, 2002, the date our class A common stock was first traded on the New York Stock Exchange, through December 31, 2004 with (i) the NYSE Composite Index and (ii) a peer index consisting of the following pure play television companies: ACME Communications, Inc., Granite Broadcasting Corporation, Gray Communications Systems, Inc., Hearst Argyle Television, Inc., Liberty Corp., Sinclair Broadcasting Group, Inc. and Young Broadcasting Inc. (the “Television Index”). The graph assumes the investment of $100 in our class A common stock and in each of the such indices on May 2, 2002. The performance shown is not necessarily indicative of future performance.

	5/2/02	12/31/02	12/31/03	12/31/04

LIN TV Corp. (TVL)	$100.00	$96.00	$103.24	$76.40
NYSE Composite Index (NYSE)	$100.00	$79.49	$104.75	$117.49
Television Index (TV)	$100.00	$81.30	$96.74	$78.73
Certain Relationships and Related Transactions
      On April 22, 2002, we sold our interest in WNAC-TV in Providence, Rhode Island, to Super Towers, Inc. for a $2.5 million promissory note. Timothy Sheehan, the brother-in-law of Paul Karpowicz, who was a member of our Board of Directors and our Vice President of Television until his resignation from his position with the Company as of February 14, 2005, owns Super Towers, Inc. In connection with our local marketing agreement for WNAC-TV we have paid Super Towers, Inc. approximately $115,762 for the year ended December 31, 2004. No payments have been made in 2005 as of March 15, 2005. We also paid Super Towers, Inc. $29,500 for the year ended December 31, 2004 and $19,963 in 2005 as of March 15, 2005 for various reimbursable expenses.
PROPOSAL 2 — APPROVAL OF THE AMENDED AND RESTATED 2002 STOCK PLAN
      A proposal will be presented at the Annual Meeting that the stockholders approve the Amended and Restated 2002 Stock Plan, which will (i) increase the number of shares of class A common stock reserved for issuance under the plan from 2,700,000 shares to 6,300,000 shares, (ii) permit stock exchange programs pursuant to which outstanding options could be exchanged for restricted stock, including an anticipated exchange program under which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third the number of shares issuable upon the exercise of the stock options, to vest in equal annual amounts over five years, and (iii) permit the repricing of stock option grants under the plan.
      As of March 1, 2005, there were options outstanding for 2,406,296 shares of our class A common stock under the 2002 Stock Plan. The Board of Directors believes that our future growth and profitability depend, in large part, upon our ability to maintain a competitive position in attracting and retaining key personnel, particularly senior executives. Accordingly, on March 16, 2005, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated 2002 Stock Plan to ensure that we will have a sufficient number of shares of class A common stock available under that plan to continue to provide sufficient option grants to attract, retain and motivate personnel.
      The exercise prices of the options outstanding under the 2002 Stock Plan exceed the range within which our class A common stock has traded in recent months. In order to retain key personnel whom the Board of Directors believes to be instrumental to our success, the Amended and Restated 2002 Stock Plan will permit exchange programs pursuant to which the outstanding options may be exchanged for restricted stock in such proportions and with such vesting criteria as the Board of Directors may determine. The Amended and Restated 2002 Stock Plan will also permit repricing of stock option grants under the plan. We intend to undertake an exchange program pursuant to which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third of the number of shares issuable upon the exercise of the stock options, to vest in equal annual amounts over five years.
Summary of the Amended and Restated 2002 Stock Plan
      The following is a brief summary of the Amended and Restated 2002 Stock Plan, a copy of which is attached as Appendix A to the electronic copy of the filing of this proxy statement with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s Internet home page (www.sec.gov). In addition, a copy of the Amended and Restated 2002 Stock Plan may be obtained from our Corporate Secretary. The following summary is qualified in its entirety by reference to the Amended and Restated 2002 Stock Plan.

Types of Awards
      The plan permits us to issue both non-qualified and incentive stock options, which in the aggregate may not be exercisable for more than 6,300,000 shares of our class A common stock. The plan also permits us to make stock awards, including restricted stock awards, the terms of which will be determined by the compensation committee of our Board of Directors. In this summary, options and stock awards are referred to collectively as awards.

Incentive Stock Options and Non-qualified Stock Options
      Incentive stock options may be granted only to employees of the Company and its subsidiaries under the plan and are exercisable as determined by the compensation committee of our Board of Directors. The terms of incentive stock options are designed to meet the requirements of Section 422 of the Internal Revenue Code. Under an incentive stock option, there is no taxable event when the option is granted, and generally no taxable event when the option is exercised. However, the difference between the option price and the fair market value of the common stock at the time of exercise, or the spread on the option at exercise, is a tax preference item for purposes of the Alternative Minimum Tax computation under the Internal Revenue Code. When the common stock is sold, as long as the common stock has been held for at least two years from the date of grant and one year from the date of exercise, the gain from the sale will be treated as a capital gain or loss. Sales prior to the end of the holding period will shift the amount of the spread to ordinary income. If the holding period requirements are met, we will not be entitled to any tax deductions from the grant or exercise of the incentive stock option.

      Non-qualified stock options may be granted to employees or non-employees, but not to non-employee directors. Non-qualified stock options granted pursuant to the plan generally will not be exercisable until one year after their grant, will vest over the span of four years and will expire 10 years from the date of grant. In contrast to incentive stock options, non-qualified stock option holders will be taxed upon the exercise of their options in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the option exercise price. We will be entitled to take a tax deduction in an equal amount. Non-qualified stock option holders will recognize a capital gain or loss on the difference between the fair market value on the date of any subsequent sale of the common stock purchased and the fair market value of the stock on the date of exercise.
      Outstanding options granted under the Amended and Restated 2002 Stock Plan may be exchanged for restricted stock in such proportion and with such vesting criteria as the Board of Directors may determine.
      The Amended and Restated 2002 Stock Plan also permits the Board of Directors to reprice stock option grants under the plan.

Stock Awards
      Stock awards may be made to employees or non-employees, but not to non-employee directors. The compensation committee of our Board of Directors will determine the terms of the stock awards. Stock awards generally will be taxable to the employee and we will be entitled to take a tax deduction in an equal amount when the stock is no longer subject to a substantial risk of forfeiture.
      The plan permits the compensation committee to structure restricted stock awards so that restrictions lapse based on the achievement of certain business criteria relating to the employee, one or more of our business units or the Company as a whole in order to qualify such awards for the qualified performance-based compensation exception to Section 162(m) of the Code. The business criteria may include comparisons to the performance of other companies. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; (xiii) total return to stockholders and (xiv) broadcast cash flow (as defined below). Broadcast cash flow is defined as operating income plus corporate expenses plus depreciation and amortization of intangible assets and amortization of program rights plus other non-cash expenses or credits, minus cash program payments.
      Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs.
      Such performance goals: (i) may vary by participant and may be different for different awards; (ii) may be particular to a participant or the department, station, subsidiary or other unit in which the participant works and may cover such period as may be specified by the compensation committee; and (iii) will be set by the compensation committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). The Company believes that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect the Company.

Eligibility to Receive Awards
      Employees of the Company and its subsidiaries and providers of consulting, advisory or other services to the Company and its subsidiaries, whom the Board of Directors or the compensation committee believes have a direct and significant effect on the financial development of the Company or any of its subsidiaries, are eligible to be granted awards under the plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries. The maximum number of shares with respect to which options and stock awards may be granted to any participant under the plan is 350,000 shares per calendar year.
      As of March 1, 2005, approximately 1,960 persons were eligible to receive awards under the plan, including our executive officers and non-employee directors. The granting of awards under the plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. On March 1, 2005, the last reported sale price of our class A common stock on The New York Stock Exchange was $17.73.

Administration
      The plan will be administered by the compensation committee of the Board of Directors or by any other committee appointed by the Board of Directors, or by the entire Board of Directors acting as the committee. The committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable. Subject to any applicable limitations contained in the plan, the committee or its delegate has authority to select the recipients of awards and to determine the time when such awards will be granted, the number of shares of class A common stock subject to such awards and the dates upon which such options become exercisable, the exercise price and the duration of options, and other terms and provisions of awards. The committee or its delegate also has authority to prescribe, amend, modify and rescind rules and regulations relating to the plan, and to interpret the terms and conditions of the plan and make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the plan.
      The committee is required to make appropriate adjustments in connection with the plan and any outstanding awards to reflect stock dividends, stock splits, reorganizations and certain other events. Upon any change of control, or if we or affiliates of Hicks Muse enter into any agreement providing for our change of control, the committee may declare that any or all outstanding options shall vest and become immediately exercisable. Thereafter, the options will be subject to the terms of the transaction effecting the change of control. If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of class A common stock covered by such award will again be available for grant under the plan subject, however, to any limitations under the Code.

Amendment or Termination
      No award may be made under the plan on or after May 1, 2012, but awards previously granted may extend beyond that date. The Board of Directors may at any time amend, modify, suspend or terminate the plan, provided that an amendment that would disqualify any incentive stock options granted under the plan, increase the number of shares reserved for issuance under the plan, increase the annual per-participant limit or modify the requirements for eligibility to participate in the plan will not become effective without the approval of a majority of our stockholders. No amendment, modification, suspension or termination of the plan may cause, without the consent of the holder, any previously granted awards to be forfeited or altered in a way that materially and adverse affects the holder.
      The Board of Directors believes that the approval of the Amended and Restated 2002 Stock Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.
PROPOSAL 3 — APPROVAL OF THE AMENDED AND RESTATED 2002 NON-EMPLOYEE
DIRECTOR STOCK PLAN
      A proposal will be presented at the Annual Meeting that the stockholders approve the Amended and Restated 2002 Non-Employee Director Stock Plan, which will (i) increase the number of shares of class A common stock reserved for issuance under the plan from 200,000 shares to 400,000 shares,

(ii) increase the annual awards to directors and (iii) permit stock exchange programs pursuant to which outstanding options could be exchanged for restricted stock, including an anticipated exchange program under which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third the number of shares issuable upon the exercise of the stock options, to vest in equal annual amounts over five years.
      As of March 1, 2005, there were options outstanding for 90,000 shares of our class A common stock under the 2002 Non-Employee Director Stock Plan. The Board of Directors believes that our future growth and profitability depend upon our ability to maintain a competitive position in attracting and retaining qualified directors. Accordingly, on March 16, 2005, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated 2002 Non-Employee Director Stock Plan to ensure that we will have a sufficient number of shares of class A common stock available under that plan to continue to provide sufficient option grants to attract and retain directors.
      The exercise prices of the options outstanding under the 2002 Non-Employee Director Stock Plan exceed the range within which our class A common stock has traded in recent months. In order to attract and retain qualified directors, the Amended and Restated 2002 Non-Employee Director Stock Plan will permit the exchange of existing options for shares of restricted stock in such proportion and with such vesting criteria as the Board of Directors may determine.
      We intend to undertake an exchange program pursuant to which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third of the number of shares of class A common stock issuable upon the exercise of the stock options, vesting in equal annual amounts over five years.
Summary of the Amended and Restated 2002 Non-Employee Director Stock Plan
      The following is a brief summary of the Amended and Restated 2002 Non-Employee Director Stock Plan, a copy of which is attached as Appendix B to the electronic copy of the filing of this proxy statement with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s Internet home page (www.sec.gov). In addition, a copy of the Amended and Restated 2002 Non-Employee Director Stock Plan may be obtained from our Corporate Secretary. The following summary is qualified in its entirety by reference to the Amended and Restated 2002 Non-Employee Director Stock Plan.

Types of Awards
      The plan permits us to issue non-qualified stock options to our non-employee directors, which in the aggregate may not be exercisable for more than 400,000 shares of our class A common stock. The plan also permits us to make stock awards, including restricted stock awards, the terms of which will be determined by the compensation committee of our Board of Directors. In this summary, options and stock awards are referred to collectively as awards.

Non-qualified Stock Options
      Non-qualified stock options granted pursuant to the plan generally will not be exercisable until one year after their grant, will vest over the span of four years and will expire 10 years from the date of grant. Non-qualified stock option holders will be taxed upon the exercise of their options in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the option exercise price. We will be entitled to take a tax deduction in an equal amount. Non-qualified stock option holders will recognize a capital gain or loss on the difference between the fair market value on the date of any subsequent sale of the common stock purchased and the fair market value of the stock on the date of exercise.

      Outstanding options granted under the Amended and Restated 2002 Non-Employee Director Stock Plan may be exchanged for restricted stock in such proportion and with such vesting criteria as the Board of Directors may determine.

Stock Awards
      The compensation committee of our Board of Directors will determine the terms of the stock awards. Stock awards generally will be taxable to the director and we will be entitled to take a tax deduction in an equal amount when the stock is no longer subject to a substantial risk of forfeiture.

Eligibility to Receive Awards
      Our five non-employee directors are eligible to be granted awards under the plan. The plan provides for initial option grants to purchase 10,000 shares of our class A common stock when a non-employee director is newly elected. Thereafter, the plan provides for annual grants of options to non-employee directors to purchase shares of our class A common stock. Each annual grant will be for options exercisable for 3,000 shares of class A common stock and 2,000 shares of restricted class A common stock.
      Options granted under the Amended and Restated 2002 Non-Employee Director Stock Plan vest in equal amounts over four years and restricted stock awards vest in equal amounts over five years.
      On March 1, 2005, the last reported sale price of our class A common stock on The New York Stock Exchange was $17.73.

Administration
      The plan will be administered by the Board of Directors. The Board of Directors has authority to prescribe, amend, modify and rescind rules and regulations relating to the plan, and to interpret the terms and conditions of the plan and make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the plan.
      The Board of Directors is required to make appropriate adjustments in connection with the plan and any outstanding awards to reflect stock dividends, stock splits, reorganizations and certain other events. Upon any change of control, or if we or affiliates of Hicks Muse enter into any agreement providing for our change of control, the Board of Directors may declare that any or all outstanding options shall vest and become immediately exercisable. Thereafter, the options will be subject to the terms of the transaction effecting the change of control. If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of class A common stock covered by such award will again be available for grant under the plan subject, however, to any limitations under the Code.

Amendment or Termination
      No award may be made under the plan on or after May 1, 2012, but awards previously granted may extend beyond that date. The Board of Directors may at any time amend, modify, suspend or terminate the plan, provided that an amendment will not become effective without stockholder approval where the absence of such approval would cause the plan to fail to comply with any requirements of applicable law or regulation. No amendment, modification, suspension or termination of the plan may cause, without the consent of the holder, any previously granted awards to be forfeited or altered in a way that materially and adverse affects the holder.
      The Board of Directors believes that the approval of the Amended and Restated 2002 Non-Employee Director Stock Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

PROPOSAL 4 — RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
      Subject to ratification by the stockholders, our Board of Directors has selected the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since March 1998. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the selection of such independent registered public accounting firm will be reconsidered by the audit committee.
      Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
      The Board of Directors believes that the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2005 is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.
Independent Auditor Fees and Other Matters
      The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP in the fiscal years ended December 31, 2004, and December 31, 2003, respectively, are as follows (in thousands):

	Year Ended
	December 31,

	2004	2003

Audit Fees	$1,156	$797
Audit-Related Fees	67	439
Tax Fees	—	19
All Other Fees	—	—

Total	$1,223	$1,255

      Items included under Audit Fees include professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements included in our Form 10-K and review of financial statements included in our Forms 10-Q for the years ended December 31, 2004 and 2003, respectively. Fiscal year 2004 includes $713,000 for assurance services provided in connection with the assessment and testing of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
      Items included under Audit-Related Fees include professional services rendered by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements, and which are not included under Audit Fees, during the years ended December 31, 2004 and 2003, respectively.
      Items included under Tax Fees include professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning during the year ended December 31, 2003.
      The audit committee pre-approves all services relating to PricewaterhouseCoopers LLP. No services were approved pursuant to the de minimis exception.

OTHER INFORMATION
Other Matters
      As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting other than as set forth in the Notice and Proxy Statement for the Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.
Stockholders Proposals for the 2006 Annual Meeting
      Proposals of stockholders intended to be presented at the 2006 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us no later than the close of business on December 5, 2005 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Gregory M. Schmidt, Secretary, LIN TV Corp., Four Richmond Square, Suite 200, Providence, Rhode Island 02906.
      In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board of Directors and of other business that stockholders wish to present for action at an Annual Meeting of Stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Such nominations and proposals for the 2006 Annual Meeting, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received no earlier than January 4, 2006 and no later than February 3, 2006, assuming that the 2006 Annual Meeting is to be held between April 4, 2006 and June 3, 2006, as we currently anticipate. In the event that the 2006 Annual Meeting is not held between April 4, 2006 and June 3, 2006, notice of stockholder nominees or proposals must be received no earlier than 120 days before the date of the 2006 Annual Meeting and no later than 90 days before the date of the 2006 Annual Meeting or the 10th day following our first public announcement of the date of such meeting, whichever is later. Our bylaws also require that such notice contain certain additional information. Copies of the bylaws can be obtained without charge from the Secretary.
Proxy Solicitation
      The cost of the solicitation of proxies will be borne by us. In addition to the solicitation of proxies by mail, certain of our officers and employees, without extra remuneration, may solicit proxies personally, by telephone, mail or facsimile. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding of Annual Meeting Materials
      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to LIN TV Corp., Four Richmond Square, Suite 200 Providence, Rhode Island 02906, Attention: Vincent L. Sadusky, Vice President, Chief Financial Officer and Treasurer; telephone (401) 454-2880. If any stockholder wants to receive separate copies of the annual report and proxy statement in the future, or if any stockholder is receiving multiple copies and would like to receive only one copy for his or her household, such stockholder should contact his or her bank, broker, or other nominee record holder, or such stockholder may contact us at the above address and phone number.

By Order of the Board of Directors,

Gregory M. Schmidt
Secretary
April 4, 2005

Appendix A

LIN TV CORP.

AMENDED AND RESTATED

2002 STOCK PLAN

1. PURPOSE

LIN TV Corporation, a Delaware corporation (herein, together with its successors, referred to as the “Company”), by means of this Amended and Restated 2002 Stock Plan (the “Plan”), desires to afford certain individuals and key employees of the Company and any subsidiary corporation thereof now existing or hereafter formed or acquired (such subsidiary corporations sometimes referred to herein as “Related Entities”) who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities.

The stock options described in Sections 6 and 9 (the “Options”), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options, shares of Common Stock awarded as described in Section 7 hereof (“Stock Awards”), and Performance-Based Awards (as hereinafter defined) granted as described in Section 8 hereof are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms “parent corporation” and “subsidiary corporation” shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

2. ADMINISTRATION

The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (“Board of Directors”) or by any other committee appointed by the Board of Directors of the Company to administer this Plan (the “Committee”); provided that the Board of Directors shall act as the Committee if no such committee is appointed by the Board of Directors; further provided that, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall consist of not less than two (2) members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the

Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two.

3. SHARES AVAILABLE

      a. Basic Limitation. Subject to the adjustments provided in Section 11 hereof, the maximum aggregate number of shares of Class A Common Stock, par value $.01 per share (“Common Stock”), of the Company (“Shares”) in respect of which Options or Stock Awards may be granted for all purposes under the Plan shall be 6,300,000 Shares. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued Shares, (ii) issued Shares held in the Company’s treasury, or (iii) issued Shares reacquired by the Company, in each situation as the Board of Directors or the Committee may determine from time to time.

      b. Individual Limitation. Subject to the adjustments under Section 11 or Section 13 hereof, a Participant shall not be granted an Option or Stock Award under the Plan and such Option or Stock Award shall not vest with respect to more than 350,000 Shares in any calendar year to the extent such Option or Stock Award is intended to satisfy the requirements applicable to Performance-Based Awards under Section 8 hereof. The limitation in this Section 3(b) shall not apply to Options or Stock Awards that are not intended to satisfy the requirements of “qualified performance-based compensation” under Section 162(m) of the Code.

      c. Source of Shares. If, for any reason, any Shares as to which Options have been granted cease to be subject to such Options (including as a result of the expiration, termination, cancellation, or forfeiture of such Option) or any Shares acquired pursuant to a Stock Award are returned to the Company (including as a result of a forfeiture of such Shares pursuant to the terms of the Stock Award), such Shares shall thereafter be available for the grant of Options or Stock Awards under the Plan.

      d. Certain Acquisitions. In connection with the acquisition of any business by the Company or any of its subsidiaries or Affiliates, any outstanding option grants, stock awards or other similar rights pertaining to such business may be assumed or replaced by Options or Stock Awards under the Plan upon such terms and conditions as the Committee determines.

4. ELIGIBILITY AND BASES OF PARTICIPATION

      a. Key Employees. Grants of Incentive Stock Options (as hereinafter defined), Non-Qualified Stock Options (as hereinafter defined) may be made under the Plan to Key Employees, subject to and in accordance with Section 6 hereof. Stock Awards may be made under the Plan to Key Employees, subject to and in accordance with Section 7 hereof. Performance-Based Awards may be made under the Plan to Key Employees, subject to and in accordance with Section 8 hereof. As used herein, the term “Key Employee” shall mean any employee of the Company or any Related Entity (including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity) who is regularly employed on a salaried basis, who is so employed on the date of such grant, and whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

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      b. Eligible Non-Employees. Grants of Non-Qualified Stock Options may be made under the Plan to Eligible Non-Employees, subject to and in accordance with Section 9 hereof. Stock Awards may be made under the Plan to Eligible Non-Employees, subject to and in accordance with Section 7 hereof. As used herein, the term “Eligible Non-Employee” shall mean any person or entity of any nature whatsoever, other than a Non-Employee Director of the Company. Such term shall specifically include any individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a “Person”), that the Committee designates as eligible for a grant of Options or Stock Awards pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and whom the Board of Directors or the Committee determines has a direct and significant effect on the financial development of the Company or any Related Entity.

      c. No Right to Become a Participant. The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options or Stock Awards, including Performance-Based Awards. The recommendation or selection of a Key Employee or Eligible Non-Employee as a recipient of any Option or Stock Award under the Plan shall not be deemed to entitle the Key Employee or Eligible Non-Employee to such Option prior to the date it is granted or such Stock Award prior to the date it is awarded. Each grant of an Option or Stock Award shall be evidenced by an Option Agreement or Stock Award Agreement, as applicable, executed by the Participant and the Company. The agreement shall include expressly or by reference the terms and conditions set forth in the Plan, and may include such other provisions not inconsistent with the provisions of the Plan as the Committee shall deem advisable.

5. AUTHORITY AND INDEMNIFICATION OF COMMITTEE

      a. Authority. Subject to and not inconsistent with the express provisions of the Plan, the Code, including Section 162(m) of the Code, and, if applicable, Rule 16b-3, the Committee shall have plenary authority to:

            (i) Determine the Key Employees and Eligible Non-Employees to whom Options and/or Stock Awards shall be granted, the time when such Options and/or Stock Awards shall be granted, the number of Shares subject to such Options or Stock Awards, the purchase price or exercise price of each Option or Stock Award, the period(s) during which an Option shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a Change of Control), the period(s) during which restrictions on any Stock Award (if any) shall lapse (including whether restrictions shall immediately lapse upon the consummation of a Change of Control), the terms of any Performance-Based Award (as described in Section 8 hereof), and all other terms and provisions thereof (which need not be identical);

            (ii) Require, as a condition to the granting of any Option or Stock Award, that the Person receiving such Option or Stock Award agree not to sell or otherwise dispose of such Option, any Shares acquired pursuant to an Option or Stock Award, or any other “derivative security” (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months following the date of the grant of such Option or Stock Award, or for such other period as the Committee may determine;

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            (iii) Provide an arrangement through registered broker-dealers whereby temporary financing may be made available to a Participant by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the Participant in the exercise of an Option and/or the payment of any tax withholding obligations arising in connection with the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

            (iv) Provide the establishment of procedures for a Participant to exercise all or a portion of an Option by delivering that number of Shares previously acquired by the Participant and held by the Participant for at least six months prior to the exercise date, having an aggregate Fair Market Value equal to the per Share exercise price of the Option multiplied by the number of Shares subject to the portion of the Option being exercised and to deliver the Shares surrendered by such Participant in payment of such exercise price;

            (v) Provide (in accordance with Section 14 hereof or otherwise) the establishment of a procedure whereby a number of Shares or other securities may be withheld from the total number of Shares or other securities to be issued upon exercise of an Option (other than an Incentive Stock Option) or in connection with the granting or vesting of a Stock Award to meet the minimum required tax withholding obligations of a Participant with respect to federal income tax, federal employment tax, and other taxes incurred by a Participant upon such grant, vesting, or exercise or taxes required to be withheld by the Company or a Related Entity in connection with such grant, vesting, or exercise;

            (vi) Prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

            (vii) Make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret the terms and conditions of the Plan, any Option Agreement, or any Stock Award Agreement, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee’s business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option Agreement or Stock Award Agreement and determinations under the Plan or any such agreement shall be final, conclusive and binding on all parties.

      b. Delegation. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

      c. Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the

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administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a Subsidiary or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

6. OPTIONS GRANTED TO KEY EMPLOYEES

Subject to the express provisions of this Plan, the Committee shall have the authority to grant options intended to satisfy the requirements of Section 422 of the Code regarding incentive stock options (“Incentive Stock Options”), to grant non-qualified stock options (options which are not intended to meet the requirements applicable to incentive stock options under Section 422 of the Code) (“Non-Qualified Stock Options”), and to grant both types of Options to Key Employees. No Incentive Stock Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Incentive Stock Options shall be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7, 8 (except with respect to Options granted to “covered employees” within the meaning of Section 162(m) of the Code), or 9 hereof), including the following:

      a. Option Exercise Price. Subject to Section 4 hereof, the Committee shall establish the Option exercise price at the time an Option is granted at such amount as the Committee shall determine in its sole discretion; provided, that, in the case of an Incentive Stock Option, such exercise price shall not be less than the Fair Market Value per Share on the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of stock of the Company or of any Related Entity (“Substantial Shareholder”), the Incentive Stock Option exercise price shall not be less than 110% of the Fair Market Value per Share on the date the Incentive Stock Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

      b. Option Term. Each Option Agreement shall specify the period during which the Option may be exercised and shall provide that the Option shall expire at the end of such period. The Option Agreement shall provide that the exercise of an Option shall not be permitted more than ten years after the date on which the Option is granted, subject to earlier termination or cancellation as provided in the Plan; provided that, in the case of an Incentive Stock Option granted to a Substantial Shareholder, the exercise of an Incentive Stock Option shall not be permitted more than five years after the date on which the Incentive Stock Option is granted.

      c. Payment. The exercise price per Share with respect to each Option shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of Shares previously acquired by the Participant or by the delivery or withholding of Shares pursuant to a procedure created pursuant to Section 5(a)(iii), (iv) or (v) of the Plan. Shares delivered to or withheld by the

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Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Share on the day preceding the date of the exercise of the Option.

      d. Exercisability of Stock Option. Unless otherwise determined by the Committee at the time of grant and as provided in an Option Agreement, Options granted hereunder shall become exercisable according to the vesting schedule set forth below:

•	one-fourth of the Shares subject to the Option shall become exercisable on the first anniversary of the date of grant and shall remain exercisable until the Option expires, terminates, or is cancelled; and

•	one-fourth of the Shares subject to the Option shall become exercisable on the second anniversary of the date of grant and shall remain exercisable until the Option expires, terminates, or is cancelled; and

•	one-fourth of the Shares subject to the Option shall become exercisable on the third anniversary of the date of grant and shall remain exercisable until the Option expires, terminates, or is cancelled; and

•	one-fourth of the Shares subject to the Option shall become exercisable on the fourth anniversary of the date of grant and shall remain exercisable until the Option expires, terminates, or is cancelled.

      e. Death. If a Key Employee’s employment with the Company or a Related Entity terminates due to the death of such Key Employee, the estate of such Key Employee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Key Employee, shall have the right to exercise such Option, to the extent such Option was vested on the date the Key Employee’s employment terminated, in accordance with the terms of the Option Agreement at any time and from time to time before the earlier to occur of the following (1) the expiration of 365 days after the date the Key Employee’s employment with the Company or a Related Entity terminated by reason of his death, or (2) the expiration date of such Option, unless a shorter period is expressly provided in the Option Agreement evidencing such Option or is established by the Committee pursuant to Section 10 (but in no event after the expiration date of the Option).

      f. Disability. If any Key Employee’s employment with the Company or a Related Entity terminates because of his Disability (as defined in Section 21 hereof), such Participant or his legal representative shall have the right to exercise the Option, to the extent the Option was vested as of the date the Key Employee’s employment terminated, in accordance with the terms of the Option Agreement at any time and from time to time before the earlier to occur of the following (1) the expiration of 365 days after the date the Key Employee’s employment with the Company or a Related Entity terminated by reason of his Disability, or (2) the expiration date of such Option, unless a shorter period is expressly provided in such Option or established by the Committee pursuant to Section 10.

      g. Termination for Cause. Unless a Key Employee’s Option expressly provides otherwise, such Key Employee shall immediately forfeit all rights under his Option, except as to

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the Shares previously acquired thereunder, if the employment of such Key Employee with the Company or a Related Entity is terminated by the Company or any Related Entity for Cause (as defined in Section 21 hereof). The determination that Cause for termination exists shall be made by the Committee (unless otherwise agreed to in the Option Agreement or in writing by the Company and the Key Employee).

      h. Other Termination of Employment. If the employment of a Key Employee with the Company or a Related Entity terminates for any reason other than those specified in subsection (e), (f) or (g) above, such Key Employee shall have the right to exercise his Option, to the extent the Option was vested as of the date of termination of employment, in accordance with the terms of the Option Agreement, before the first to occur of the following (1) the expiration of 60 days after the date of such termination of employment, or (2) the expiration date of the Option, unless a longer or shorter period is expressly provided in the Option Agreement or is established by the Committee (but in no event shall such period continue after the expiration date of the Option); provided, that no Incentive Stock Option shall be exercisable more than three months after such termination.

      i. Maximum Exercise. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of Shares subject to a Key Employee’s Incentive Stock Options that first become exercisable during a calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation ) exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted. To the extent an Option that is intended to be treated as an Incentive Stock Option does not satisfy any requirement of Section 422 of the Code such Option shall be treated as a Non-Qualified Stock Option.

      j. Continuation of Employment. Each Incentive Stock Option shall require the Key Employee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Stock Option until no more than three months prior to the date of exercise of the Incentive Stock Option, subject to the maximum exercise periods described in subsections (e), (f), (g), and (h), above. The Committee may, in its sole discretion, permit the exercise of an Option that is intended to be an Incentive Stock Option more than three months after the date the Participant ceases to be employed by the Company or any Related Entity, provided that the Option shall be treated as a Non-Qualified Stock Option if it is exercised more than three months after the date the Key Employee’s employment with the Company or a Related Entity terminates, except as provided in subsections (e) and (f), above.

7. STOCK AWARDS

      a. Generally. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of any bonus in stock) consisting of Shares issued or transferred to Key Employees or Eligible Non-Employees with or without other payments therefor. A Stock Award shall be construed as an offer by the Company to the Participant to purchase the number of Shares subject to the Stock Award at the purchase price, if any, established therefor.

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      b. Payment of the Purchase Price. If the Stock Award Agreement requires payment for Shares acquired pursuant to the Stock Award, the purchase price of any Shares subject to the Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of an Option.

      c. Additional Terms. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment or service within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

      d. Rights as a Shareholder. The Stock Award Agreement shall specify whether the Participant shall have, with respect to Shares subject to the Stock Award, all of the rights of a holder of Shares, including the right to receive dividends and to vote the Shares.

8. PERFORMANCE-BASED AWARDS

      a. Stock Awards or Options. The Committee may, in its discretion, grant Stock Awards or Options that are intended to meet the requirements applicable to “qualified performance-based compensation” for purposes of the exemption from the compensation deduction limitation described in Section 162(m) of the Code (“Performance-Based Awards”). It is the intent of the Company that Performance-Based Awards made to Persons who are “covered employees” within the meaning of Section 162(m) of the Code shall constitute “qualified performance-based compensation” satisfying the requirements of Section 162(m) of the Code. Options granted to Participants who are “covered employees” within the meaning of Section 162(m) of the Code shall be intended to be Performance-Based Awards, except as otherwise provided by the Committee. Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Section 162(m) of the Code with respect to Performance-Based Awards. If any other provision of the Plan or a Performance-Based Award is intend to but does not comply with, or is inconsistent with, the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to and comply with such requirements. Nothing in this Section 8 shall subject a Performance-Based Award to terms or conditions in excess of the minimum requirements necessary for the Performance-Base Award to comply with the requirements of Section 162(m) of the Code.

      b. As determined by the Committee in its sole discretion, either the granting of, vesting of, or other lapsing of restrictions related to Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual Participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; (xiii) total return to stockholders

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and (xiv) broadcast cash flow (as defined below). Broadcast cash flow is defined as operating income plus corporate expenses plus depreciation and amortization of intangible assets and amortization of program rights plus other non-cash expenses or credits, minus cash program payments. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs.

      c. The per Share exercise price of Performance-Based Awards that are Options shall not be less than the Fair Market Value of a Share on the grant date of such Option.

      d. With respect to Performance-Based Awards that are Stock Awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply no later than ninety (90) days after the commencement of such period (but in no event after twenty-five percent (25%) of such period has elapsed).

      e. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

      f. After establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of Shares subject to a Performance-Based Award or the number of shares of Common Stock vested upon the attainment of such performance goal.

9. OPTIONS GRANTED TO ELIGIBLE NON-EMPLOYEES

      Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Stock Options (and not Incentive Stock Options) to Eligible Non-Employees. The terms and conditions of the Non-Qualified Stock Options granted under this Section 9 shall be determined from time to time by the Committee; provided, however, that the Non-Qualified Stock Options granted under this Section 9 shall be subject to all terms and provisions of the Plan (other than Section 6, 7, or 8 (except as otherwise provided in an Option Agreement) hereof), including the following:

      a. Option Exercise Price. Subject to Section 4, the Committee shall establish the exercise price of a Non-Qualified Stock Option at the time the Non-Qualified Stock Option is granted at such amount as the Committee shall determine in its sole discretion. The exercise

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price of a Non-Qualified Stock Option shall be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

      b. Option Term. Each Option Agreement shall specify the period during which the Non-Qualified Stock Option may be exercised and shall provide that the Non-Qualified Stock Option shall expire at the end of such period. No Non-Qualified Stock Option by its terms shall be exercisable after the expiration of ten years after the date of grant of the Non-Qualified Stock Option.

      c. Payment. The exercise price per Share subject to a Non-Qualified Stock Option shall be payable at the time of such exercise. Such exercise price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of Shares previously acquired by the Eligible Non-Employee or by the delivery or withholding of Shares pursuant to a procedure created pursuant to Section 5(a)(iii), (iv) or (v) of the Plan. If Shares are delivered to or withheld by the Company in payment of the Non-Qualified Stock Option exercise price, such Shares shall be valued at the Fair Market Value of the Shares on the day preceding the date of the exercise of the Non-Qualified Stock Option.

      d. Exercisability of Stock Option. Subject to Section 10 hereof, each Non-Qualified Stock Option shall become exercisable in one or more installments, as the Committee may determine at the time of the grant.

      e. Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his death, the estate of such Eligible Non-Employee, or a Person who acquired the right to exercise a Non-Qualified Stock Option by bequest or inheritance or by reason of the death of the Eligible Non-Employee, shall have the right to exercise such Option in accordance with the terms of the Option Agreement to the extent such Option was vested as of the date the Eligible Non-Employee’s services terminated because of his death, at any time and from time to time before the earlier to occur of the following (1) the expiration of 365 days after the date of the Eligible Non-Employee’s death, or (2) the expiration date of the Option, unless a longer or shorter period is expressly provided in such Option Agreement or established by the Committee pursuant to Section 10 (but in no event after the expiration date of the Option).

      f. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his disability, as determined by the Committee in its sole discretion, such Eligible Non-Employee or his legal representative shall have the right to exercise a Non-Qualified Stock Option in accordance with the terms of the Option Agreement to the extent the Non-Qualified Stock Option was vested as of the date the Eligible Non-Employee’s service with the Company or a Related Entity terminated because of his disability, at any time and from time to time within the earlier to occur of the following (1) the expiration of 365 days after the date of the Eligible Non-Employee’s services were terminated, or (2) the expiration date of the Option, unless a longer or shorter period is expressly provided in such Option Agreement or established by the Committee pursuant to Section 10 (but not after the expiration of the Option).

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      g. Cause. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Cause, or (ii) as a result of the removal of the Eligible Non-Employee from office as a director of the Company or of any Related Entity for cause action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, then such Eligible Non-Employee shall forfeit his rights under his Options except as to Shares previously acquired through the exercise of the Option. The determination that Cause for the termination of the Eligible Non-Employee’s services exists shall be made by the Committee (unless otherwise provided in the Option Agreement or as otherwise agreed to in writing by the Company and the Eligible Non-Employee).

      h. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections (e), (f), or (g) above, such Participant shall have the right to exercise his or its Non-Qualified Stock Option, to the extent such Option was vested on the date of such termination, in accordance with the terms of the Option Agreement within 60 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option Agreement or established by the Committee pursuant to Section 10 (but not after the expiration date of the Option).

10. CHANGE OF CONTROL

If (i) a Change of Control shall occur, (ii) the Company shall enter into an agreement providing for a Change of Control, or (iii) any member of the HMC Group shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full, to the extent such Options were not previously exercisable, at such time or times as the Committee shall determine, notwithstanding the express provisions of any Option Agreement; similarly, the Committee may declare that any restrictions applicable to any Stock Award shall completely lapse (to the extent not then lapsed), at such time or times as the Committee shall determine, notwithstanding the terms of any Stock Award Agreement. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

11. ADJUSTMENT OF SHARES

Unless otherwise expressly provided in a particular Option Agreement or Stock Award Agreement, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a “Reorganization”), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option or Stock Award and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be

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eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an “incentive stock option” for purposes of Section 422 of the Code.

In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any Participant holding Options or Stock Awards issued pursuant to this Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options and Stock Awards to be assumed (or cancelled and replacement Options and Stock Awards issued) by the surviving entity or a Related Entity.

12. ASSIGNMENT OR TRANSFER

Except as otherwise expressly provided in the Option Agreement for a Non-Qualified Stock Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution, and during the lifetime of a Participant, Options granted to him or her hereunder shall be exercisable only by the Participant or, in the event that a legal representative has been appointed in connection with the disability of a Participant, such legal representative. The Committee may, on a case by case basis, permit a Participant to transfer a Non-Qualified Stock Option, in whole or in part, during the Participant’s lifetime to one or more members of the Participant’s immediate family or to a trust established exclusively for one or more such family members, and the extent of such permission shall be enumerated in the Participant’s Option Agreement. The transferred portion of the Non-Qualified Stock Option may be exercised only by the person or persons who acquire a proprietary interest in the Non-Qualified Stock Option pursuant to the transfer. The terms applicable to the transferred portion of the Non-Qualified Stock Option shall be the same as those in effect for the Non-Qualified Stock Option under the Participant’s Option Agreement immediately prior to the transfer. The Committee may impose on any transferable Non-Qualified Stock Option such limitations and conditions as the Committee deems appropriate in its sole discretion. Any attempt to transfer an Option in violation of this Section 12 shall be null and void and shall be disregarded by the Company.

13. OTHER PROVISIONS

The grant of any Option or any Stock Award under the Plan may also be subject to such other provisions (whether or not applicable to an Option granted or a Stock Award made to any other Participant) as the Committee determines appropriate, including provisions relating to compliance with federal and state securities laws, or and provisions and conditions relating to a Participant’s employment or retention which may be in addition to those specifically provided for under the Plan.

14. WITHHOLDING TAXES

By acceptance of an Option or a Stock Award, a Participant shall be deemed to (i) agree to reimburse the Company or Related Entity by which the Participant is employed or retained for any federal, state, or local taxes or other amounts required by any government to be withheld or otherwise deducted by such corporation in respect of the Participant’s exercise of all or a portion

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of the Option or the grant of or lapse of any restrictions related to a Stock Award; (ii) authorize the Company or any Related Entity by which the Participant is employed or retained to withhold from any cash compensation paid to the Participant or in the Participant’s behalf, an amount sufficient to discharge any federal, state, and local taxes or other amounts imposed on the Company, or the Related Entity by which the Participant is employed or retained, and which otherwise has not been reimbursed by the Participant, in respect of the Participant’s exercise of all or a portion of the Option or the grant of or lapse of any restrictions related to a Stock Award; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the Participant is entitled upon exercise of the Option (or refuse to release from escrow certificate related to any restricted Stock Award), until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld or in the case of a Stock Award, require the Participant to return to the Company a number of shares of Common Stock sufficient to satisfy the withholding requirement.

15. COSTS AND EXPENSES

The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option or Stock Award or to any Participant receiving an Option or Stock Award.

16. FUNDING OF PLAN

The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option or Stock Award under the Plan.

17. OTHER INCENTIVE PLANS

The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

18. EFFECT ON TENURE

Nothing contained in the Plan or any Option Agreement or Stock Award Agreement shall affect, or be construed as affecting, the terms of employment of any Key Employee (or the terms of the relationship between the Company or any Related Entity and any Eligible Non-Employee) except to the extent specifically provided herein or therein. Nothing contained in the Plan or any Option Agreement or Stock Award Agreement shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee (or retention of any Eligible Non-Employee), and (ii) any Key Employee to remain in the employ (or any Eligible Non-Employee to remain in the service) of the Company or any Related Entity.

19. NO FRACTIONAL SHARES

No fractional Shares shall be issued or delivered under the Plan or any Option or Stock Award. The Committee shall have full discretion to determine whether cash, other securities, or other

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property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled or terminated.

20. EXCHANGE PROGRAMS; REPRICINGS

      a. Exchange Programs. The Committee may, without stockholder approval, cancel any outstanding Option and grant in exchange therefor a new Option or Stock Award covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

      b. Repricings. The Committee may, without stockholder approval, amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option.

21. DEFINITIONS

In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

      “Affiliate” shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. “Board of Directors” shall have the meaning set forth in Section 2 hereof.

      “Cause”, with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the Participant) termination by action of the Board of Directors because of: (A) the Participant’s conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the Participant’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the Participant’s commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the Participant’s supervising officer or officers of the Company; (D) the Participant’s willful failure to execute or comply with the policies of the Company or his stated duties as established by the Board of Directors or the Participant’s supervising officer or officers of the Company, or the Participant’s intentional failure to perform the Participant’s stated duties; or (E) substance abuse or addiction on the part of the Participant. “Cause”, with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the Participant) termination by action of the Board of Directors because of: (A) the Participant’s conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the Participant’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the Participant’s commission of material mismanagement in providing services to the Company or any Related Entity; (D) the Participant’s willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the Participant’s intentional failure to perform the services for which the Participant has been engaged; (E) substance abuse or addiction on the part of the Participant; or (F) the Participant’s willfully making any material misrepresentation or willfully

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omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

      “Change of Control” shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than one or more members of the HMC Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

      “Code” shall have the meaning set forth in Section 1 hereof.

      “Committee” shall have the meaning set forth in Section 2 hereof.

      “Common Stock” shall have the meaning set forth in Section 3 hereof.

      “Company” shall have the meaning set forth in Section 1 hereof.

      “Continuing Director” shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan, (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member of the HMC Group.

      “Disability” shall mean permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the Participant; provided, however, that in the case of an Incentive Stock Option “disability” shall have the meaning specified in Section 22(e)(3) of the Code.

      “Eligible Non-Employee” shall have the meaning set forth in Section 4 hereof.

      “Exchange Act” shall have the meaning set forth in Section 2 hereof. “Fair Market Value” shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

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      “HMC Group” shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates and their respective employees, officers, and directors (and members of their respective families and trusts for the primary benefit of such family members).

      “Incentive Stock Options” shall have the meaning set forth in Section 6 hereof.

      The term “including” when used herein shall mean “including, but not limited to”.“Key Employee” shall have the meaning set forth in Section 4 hereof.

      “Non-Qualified Stock Options” shall have the meaning set forth in Section 6 hereof.

      “Option Agreement” shall mean the written agreement or other written instrument(s) evidencing the grant of an Option.

      “Options” shall have the meaning set forth in Section 1 hereof.

      “Participant” shall mean a Person who has received an Option or a Stock Award under the Plan.

      “Performance-Based Award” shall have the meaning set forth in Section 8 hereof.

      “Person” shall have the meaning set forth in Section 4 hereof.

      “Plan” shall have the meaning set forth in Section 1 hereof.

      “Related Entities” shall have the meaning set forth in Section 1 hereof.

      “Reorganization” shall have the meaning set forth in Section 11 hereof.

      “Rule 16b-3” shall have the meaning set forth in Section 2 hereof.

      “Stock Award” shall have the meaning set forth in Section 1 hereof.

      “Stock Award Agreement” shall mean the written agreement or other written instrument(s) evidencing a Stock Award.

      “Subsidiary” shall mean, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

22. AMENDMENT OF PLAN

The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided that, an amendment that would: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of Shares reserved for issuance pursuant to the exercise of Options; (iii) increase the annual per-Participant limit set forth in Section 3(a) hereof; or (v) modify the requirements as to eligibility for participation in the Plan shall not become effective without the approval of a majority of the stockholders of the Company. Notwithstanding the preceding sentence, the Board of Directors shall be authorized to

16

amend the Plan and the Options granted thereunder (i) to the extent necessary to cause Incentive Stock Options to satisfy the requirements applicable to “incentive stock options” under Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder, (iii) to cause the Options or Stock Awards intended to be Performance-Based Awards to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code. No amendment, modification, suspension or termination of the Plan shall cause, without the consent of the holder, any previously-granted Options or Stock Awards to be forfeited or altered in a way that materially and adversely affects the holder thereof or his rights or benefits under such Option or Stock Award.

23. GOVERNING LAW

The validity and construction of the Plan and any agreement evidencing the grant of an Option or Stock Award thereunder shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or any such agreement to the substantive law of another jurisdiction, except to the extent superseded by any applicable federal law.

24. EFFECTIVE DATE

The 2002 Stock Plan (the “Original Plan”) was effective as of May 1, 2002. The Plan shall be effective as of May 4, 2005, and shall be void ab initio if not approved by the stockholders of the Company within twelve months thereafter and the terms of the Original Plan shall remain in full force effect.

Amended and Restated 2002 Stock Plan,
approved by the Board of Directors on March 16, 2005
and by the stockholders on [May 4, 2005.]

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Appendix B

LIN TV CORP.

AMENDED AND RESTATED

2002 NON-EMPLOYEE DIRECTOR

STOCK PLAN

EFFECTIVE AS OF MAY 4, 2005

LIN TV CORP.

AMENDED AND RESTATED

2002 NON-EMPLOYEE DIRECTOR STOCK PLAN

1. PURPOSE

The purpose of the LIN TV Corp. Amended and Restated 2002 Non-Employee Director Stock Plan (“Plan”) is to attract highly qualified individuals who are not current employees of LIN TV Corp. (the “Company”) to serve as members of the Board of Directors of the Company and to enable such individuals to increase their ownership in the Company’s Class A common stock, par value $.01 per share (the “Common Stock”). Capitalized terms in the Plan or in any agreement evidencing an award granted under the Plan shall have the meaning assigned to such terms in the Plan, except to the extent the context requires a different construction. In any necessary construction of the Plan, the masculine shall include the feminine and the singular shall include the plural and vice versa.

2. ADMINISTRATION

      (a) Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (“Board of Directors”) or by any other committee appointed by the Board of Directors of the Company to administer the Plan (the “Committee”); provided that the Board of Directors shall act as the Committee if no such committee is appointed by the Board of Directors; further provided that, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall consist of not less than two (2) members who shall be “non-employee directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      (b) Authority. The Committee shall have full and final authority, subject to the terms of the Plan:

            (i) to establish such rules and regulations as it deems necessary for the proper administration of the Plan;

            (ii) to make all determinations permitted or deemed necessary, appropriate, or advisable for the administration of the Plan;

            (iii) to interpret the terms and conditions of the Plan and any agreement evidencing an award granted under the Plan; and

1

            (iv) to perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, advisable, in its sole discretion, for the administration of the Plan or for the conduct of the Committee’s business.

All determinations and interpretations made by the Committee with respect to the Plan or an award granted under the Plan shall be binding and conclusive on all individuals and their legal representatives.

      (c) Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

      (d) Delegation and Advisers. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

3. ELIGIBILITY

Each active member of the Company’s Board of Directors who is not a current employee of the Company and who is not eligible to participate in the LIN TV Corp. Amended and Restated 2002 Stock Plan, as amended (including any successor thereto), shall be eligible to participate in the Plan (“Eligible Non-Employee Director”). An Eligible Non-Employee Director shall become a participant in the Plan (“Participant”) upon his execution of an Option Agreement (as defined in Section 4(a) herein) or a Stock Award Agreement (as defined in Section 4(b) herein).

4. AWARDS

      (a) The Plan provides for the grant of rights to purchase shares of Common Stock (“Stock Options”) in accordance with the terms described herein and subject to the terms of the written agreement executed by the Company and the Participant evidencing the grant of such Stock Option (“Option Agreement”). Stock Options granted under the Plan shall be designated as non-qualified stock options.

      (b) The Plan provides for the grant of awards with respect to shares of Common Stock (“Stock Awards”), as described in Section 7 herein. Each Stock Award shall be subject to

2

the terms of the Plan and the written agreement executed by the Company and the Participant evidencing the grant of such Stock Award (“Stock Award Agreement”).

      (c) Any Stock Option or Stock Award granted to a member of the Committee shall be approved by the Board of Directors, and no member of the Committee may approve the grant of a Stock Option or Stock Award to himself. Eligibility to participate in the Plan shall not entitle an Eligible Non-Employee Director to receive a Stock Option or Stock Award prior to the date such Stock Option or Stock Award is granted under the Plan. The granting of any Stock Option or Stock Award under the Plan shall not be deemed to either entitle a Participant to receive or to disqualify a Participant from receiving any other Stock Option or Stock Award under the Plan.

5. COMMON STOCK RESERVED UNDER THE PLAN

      (a) Basic Limitations. The aggregate number of shares of Common Stock that may be subject to Stock Options or Stock Awards granted under the Plan shall be 400,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 8 hereof.

      (b) Additional Shares. Any shares of Common Stock subject to a Stock Option that for any reason is cancelled, expires, forfeited, or terminates without having been exercised, or any shares of Common Stock subject to a Stock Award that is cancelled, expires, forfeited, or terminates without payment, if any, having been made by the Participant for such shares of Common Stock shall again be available for the grant of Stock Options or Stock Awards under the Plan.

6. OPTIONS

      (a) Initial Grant. Each newly-elected Eligible Non-Employee Director shall be granted a Stock Option with respect to 10,000 shares of Common Stock effective as of the first Option Grant Date following the date of his election to the Board of Directors, subject to Section 18 herein.

      (b) Subsequent Grants. Each Eligible Non-Employee Director who is reelected or continues to serve (after his election to the Board of Directors) as an Eligible Non-Employee Director after the adjournment of an Annual Meeting of Stockholders of the Company shall be granted a Stock Option exercisable for that number of shares of Common Stock equal to one-third of the Base Amount, subject to Section 18 herein. “Base Amount” shall mean 4,000 shares of Common Stock in 2005, increasing to 9,000 shares of Common Stock over the following three years and remaining at 9,000 shares of Common Stock thereafter.

      (c) Option Grant Date. The “Option Grant Date” shall be the first Friday following the Annual Meeting of Stockholders of the Company; provided, however, that if, on such date, the General Counsel of the Company determines, in his sole discretion, that the Company is in possession of material, undisclosed information about the Company, then the annual grant of Stock Options to Eligible Non-Employee Directors shall be suspended until the second business day after public dissemination of such information and the Option Grant Date of such Stock Options shall be such date.

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      (d) Exercise Price. Each Stock Option granted hereunder shall have a per-share exercise price equal to the Fair Market Value of a share of Common Stock on the Option Grant Date for such Stock Option.

      (e) Payment of Exercise Price. In no event shall any shares of Common Stock be issued pursuant to the exercise of a Stock Option until the Participant has made full payment for the shares of Common Stock (including payment of the exercise price and any taxes required to be withheld by the Company in connection with the exercise of the Stock Option).

The exercise price shall be payable in United States dollars in cash or by check or in such form as the Committee may from time to time designate. The Participant also shall pay to the Company an amount determined by the Company to be sufficient to pay any applicable federal or state withholding taxes imposed as a result of the exercise of the Stock Option. In the sole discretion of the Committee, a Participant may make payment of either or both of the exercise price and any required federal or state withholding taxes, in whole or in part, by delivering shares of Common Stock to the Company. The Committee may impose such limitations and restrictions on payments with shares of Common Stock as the Committee, in its sole discretion, deems advisable. However, to the extent the Participant is permitted to deliver shares of Common Stock to pay any portion of the exercise price, the Participant must have owned the shares of Common Stock for at least six months as of the delivery date.

      (f) Vesting. A Stock Option may be exercised to the extent the Stock Option is vested. Unless otherwise determined by the Committee at the time of grant and as provided in an Option Agreement, a Stock Option granted under the Plan shall become vested and exercisable in accordance with the vesting schedule set forth below, unless vesting is accelerated pursuant to Section 6(g) or Section 8(c) herein.

PERCENTAGE OF GRANT
VESTED AND EXERCISABLE	VESTING DATE

25%	1st anniversary of grant date

25%	2nd anniversary of grant date

25%	3rd anniversary of grant date

25%	4th anniversary of grant date

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      (g) Acceleration of Vesting. To the extent a Stock Option has not previously vested or expired, a Stock Option shall become 100% vested and exercisable effective as of the date an Eligible Non-Employee Director ceases to provide services as an Eligible Non-Employee Director of the Company, provided that such cessation of service occurs as a result of his death or Retirement. For purposes of the Plan, “Retirement” shall mean cessation of service as an Eligible Non-Employee Director of the Company on or after (i) the date on which an Eligible Non-Employee Director attains age 60 with ten (10) or more years of service with the Company as a Non-Employee Director or (ii) the date on which an Eligible Non-Employee Director attains age 65 with five (5) or more years of service with the Company as an Eligible Non-Employee Director.

      (h) Term of Stock Options. A Stock Option granted under the Plan shall terminate or expire on the earlier to occur of the following, subject to Section 8(c) herein:

            (i) Ten (10) years after the Option Grant Date; or

            (ii) Three (3) months after the date of an individual’s cessation of service as an Eligible Non-Employee Director.

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      (i) Exchange Programs. The Committee may, without stockholder approval, cancel any outstanding Stock Option and grant in exchange therefor a new Stock Option or Stock Award covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Stock Option.

7. STOCK AWARDS

      (a) Generally. The Committee may, in its discretion, grant Stock Awards consisting of shares of Common Stock issued or transferred to an Eligible Non-Employee Director with or without payments therefor. A Stock Award shall be construed as an offer by the Company to the Participant to purchase the number of shares of Common Stock subject to the Stock Award at the purchase price, if any, established therefor.

      (b) Payment of the Purchase Price. If the Stock Award Agreement requires payment for shares of Common Stock acquired pursuant to the Stock Award, the purchase price of any shares of Common Stock subject to the Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option.

      (c) Additional Terms. Stock Awards shall be subject to such terms and conditions as the Committee determines, in its sole discretion, to be appropriate, including restrictions on the sale or other disposition of shares of Common Stock acquired pursuant to the Stock Award and the right of the Company to reacquire such shares for no consideration on or after the termination of the Participant’s service with the Company. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the shares of Common Stock subject to a Stock Award. The Committee may also require that the stock certificates evidencing shares of Common Stock subject to a Stock Award be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

      (d) Rights as a Shareholder. The Stock Award Agreement shall specify whether the Participant shall have, with respect to shares of Common Stock subject to the Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares of Common Stock.

      (e) Annual Grants. Each Eligible Non-Employee Director who is reelected or continues to serve (after his election to the Board of Directors) as an Eligible Non-Employee Director after the adjournment of an Annual Meeting of Stockholders of the Company shall be granted a Stock Award equal to (i) two-thirds of the Base Amount, divided by (ii) three, subject to Section 18 herein.

8. ADJUSTMENT PROVISIONS; CHANGE OF CONTROL

      (a) Adjustment Generally. If there shall be any change in the shares of Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the number of shares of Common Stock reserved under the Plan as

6

set forth in Section 5(a) herein, the number and kind of shares issuable under an outstanding Stock Option, and the exercise price of a Stock Option shall be adjusted, as may be deemed appropriate by the Committee, to reflect such change in the shares of Common Stock.

      (b) Adjustment to Stock Awards. In the event of any change in the shares of Common Stock described in subsection (a) above, the Committee may specify the effect of such change on Stock Awards under the Plan.

      (c) Effect of a Change of Control. If (1) a Change of Control shall occur, (2) the Company shall enter into an agreement providing for a Change of Control, or (3) any member of the HMC Group shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Stock Options outstanding under the Plan to be exercisable in full, to the extent such Stock Options were not previously exercisable, at such time or times as the Committee shall determine, notwithstanding the express provisions of any Option Agreement; similarly, the Committee may declare that any restrictions applicable to any Stock Award shall completely lapse (to the extent not then lapsed), at such time or times as the Committee shall determine, notwithstanding the terms of any Stock Award Agreement. Each Stock Option the vesting of which is accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated expiration date of such Stock Option) as the Committee shall determine.

      (d) Definitions.

            (i) “Change of Control” of the Company shall mean, for purposes of the Plan, the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than one or more members of the HMC Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

            (ii) “HMC Group” shall mean Hicks, Muse, Tate & Furst Incorporated, its affiliates and their respective employees, officers, and directors (and members of their respective families and trusts for the primary benefit of such family members). An affiliate of Hicks, Muse, Tate & Furst Incorporated shall mean, any individual or legal entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Hicks, Muse, Tate & Furst Incorporated.

9. NONTRANSFERABILITY

Except as otherwise expressly provided in the Option Agreement, no Stock Option granted under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution, and during the lifetime of a Participant, Stock Options granted to him under the Plan shall be exercisable only by the Participant. The

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Committee may, on a case by case basis, permit a Participant to transfer a Stock Option, in whole or in part, during the Participant’s lifetime to one or more members of the Participant’s immediate family or to a trust established exclusively for one or more such family members, and the extent of such permission shall be enumerated in the Participant’s Option Agreement. The transferred portion of the Stock Option may be exercised only by the person or persons who acquire a proprietary interest in the Stock Option pursuant to the transfer. The terms applicable to the transferred portion of the Stock Option shall be the same as those in effect for the Stock Option under the Participant’s Option Agreement immediately prior to the transfer. The Committee may impose on any transferable Stock Option such limitations and conditions as the Committee deems appropriate in its sole discretion. Any attempt to transfer a Stock Option in violation of this Section 9 shall be null and void and shall be disregarded by the Company.

10. FAIR MARKET VALUE

For purposes of the Plan and any Stock Options or Stock Awards granted hereunder, “Fair Market Value” shall mean the closing price of a share of Common Stock on the determination date (or on the last preceding trading date if Common Stock was not traded on the determination date) if the Company’s Common Stock is readily tradable on a national securities exchange or other market system, and if the Company’s Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of a share of Common Stock.

11. WITHHOLDING

By acceptance of a Stock Option or a Stock Award, a Participant shall be deemed to (i) agree to reimburse the Company for any federal, state, or local taxes or other amounts required by any government to be withheld or otherwise deducted by such corporation in respect of the Participant’s exercise of all or a portion of the Stock Option, the grant of a Stock Award, or the lapse of any restrictions related to a Stock Award; (ii) authorize the Company to withhold from any cash compensation paid to the Participant or in the Participant’s behalf, an amount sufficient to discharge any federal, state, and local taxes or other amounts required to be withheld by the Company, and which otherwise has not been paid by the Participant, in respect of the Participant’s exercise of all or a portion of a Stock Option or the grant of or lapse of any restrictions related to a Stock Award; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the Participant is entitled upon exercise of the Stock Option (or refuse to release from escrow certificate related to any restricted Stock Award), until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Stock Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld or, in the case of a Stock Award, require the Participant to return to the Company a number of shares of Common Stock sufficient to satisfy the withholding requirement.

12. TENURE

Nothing contained in the Plan, any Option Agreement, or any Stock Award Agreement shall affect, or be construed as affecting, the terms of relationship between the Company and any Eligible Non-Employee Director. Nothing contained in the Plan, any Option Agreement, or any

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Stock Award Agreement shall impose, or be construed as imposing, an obligation on the Company to retain the services of any individual.

13. UNFUNDED PLAN

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

14. NO FRACTIONAL SHARES

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, or Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares of Common Stock or any rights thereto shall be forfeited or otherwise eliminated.

15. RIGHTS AS A SHAREHOLDER

Except as otherwise provided by the Committee, a Participant shall have no rights as a shareholder with respect to shares of Common Stock covered by a Stock Option or Stock Award until the issuance of an unrestricted stock certificate to the Participant with respect to such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such unrestricted stock certificate.

16. DURATION, AMENDMENT AND TERMINATION

      (a) Duration. No Stock Option shall be granted after May 1, 2012 but Stock Options granted prior to that date shall continue to become exercisable, and may be exercised, according to their terms.

      (b) Amendment and Termination. Except as provided in Section 16(c) herein, the Plan may be terminated or amended by the Board of Directors, in whole or in part, at any time.

      (c) Limitations on Amendment. No amendment to the Plan may revoke or alter the terms of any previously-granted Stock Option or Stock Award outstanding as of the effective date of such Plan amendment without the Participant’s consent, to the extent such amendment would materially and adversely affect the Participant’s rights under, or the value of, such Stock Option or Stock Award. Additionally, no amendment to the Plan shall become effective before the date stockholders approve such amendment where the absence of such approval would cause

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the Plan to fail to comply with Rule 16b-3 under the Exchange Act, or any other requirement of applicable law or regulation.

17. GOVERNING LAW

The validity and construction of the Plan and any agreement evidencing the grant of a Stock Option or Stock Award thereunder shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or any such agreement to the substantive law of another jurisdiction, except to the extent superseded by any applicable federal law.

18. EFFECTIVE DATE

The 2002 Non-Employee Director Plan was effective as of May 1, 2002 (the “Original Plan”). The Plan shall be effective as of May 4, 2005, and shall be void ab initio if not approved by the stockholders of the Company within twelve months thereafter and, in such case, the terms of the Original Plan shall remain in full force effect. Any Stock Option or Stock Award granted under the Original Plan prior to such approval of stockholders shall be effective as of the grant date (unless the Committee specifies otherwise at the time of grant), and such Stock Option may be exercised prior to such stockholder approval. Any Stock Option or Stock Award granted under the Plan prior to such approval of stockholders, shall be effective as of the grant date (unless the Committee specifies otherwise at the time of grant), but no such Stock Option may be exercised nor may such Stock Award be deemed valid, as the case may be, prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Stock Option or Stock Award shall be null and void as of the grant date.

Amended and Restated 2002 Non-Employee Director Stock Plan,
approved by the Board of Directors on March 16, 2005
and by the stockholders on [May 4, 2005.]

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INDEX OF DEFINED TERMS

TERM	SECTION WHERE DEFINED OR FIRST USED

Base Amount	6	(b)

Board of Directors	2	(a)

Change of Control	8	(d)(1)

Committee	2	(a)

Common Stock	1

Company	1

Effective Date	6

Eligible Non-Employee Director	3

Exchange Act	2	(a)

Fair Market Value	10

HMC Group	8	(d)(2)

Option Agreement	4	(a)

Option Grant Date	6	(c)

Participant	3

Plan	1

Retirement	6	(g)

Stock Award	4	(b)

Stock Award Agreement	4	(b)

Stock Option	4	(a)

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PROXY

LIN TV Corp.
Four Richmond Square, Suite 200
Providence, Rhode Island 02906

2005 Annual Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors

     The undersigned, revoking all prior proxies, hereby appoints Gary R. Chapman, Gregory M. Schmidt and William A. Cunningham, and each of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of LIN TV Corp. (the “Company”) which the undersigned would be entitled to vote if present in person at the Annual Meeting of Stockholders of the Company to be held at the offices of WISH-TV, 1950 N. Meridian Street, Indianapolis, Indiana 46202, at 10:00 a.m., local time, on May 4, 2005 or at any adjournment(s) or postponement(s) thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

(Continued and to be signed on the reverse side)

LIN TV Corp.
P.O. Box 11108
New York, N.Y. 10203-0108

Detach Proxy Card Here

☐ Please Mark, Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

☒ Vote must be indicated (x) in Black or Blue ink.

The board of directors recommends a vote “FOR” proposal (1) and (2).

1.	To elect the following nominee to the Board of Directors to serve as a Class I director for a term of three years.

☐ FOR ALL	☐ WITHHOLD FOR ALL

Nominees: Randall S. Fojtasek

2.	To approve the Amended and Restated 2002 Stock Plan, which will (i) increase the number of class A common stock reserved for issuance under the plan from 2,700,000 shares to 6,300,000 shares, (ii) permit stock exchange programs pursuant to which outstanding options could be exchanged for restricted stock, including an anticipated exchange program under which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third the number of shares issuable upon the exercise of the stock options, to vest in equal annual amounts over five years, and (iii) permit the repricing of stock option grants under the plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Amended and Restated 2002 Non-Employee Director Stock Plan, which will (i) increase the number of shares of class A common stock reserved for issuance under the plan from 200,000 shares to 400,000 shares, (ii) increase the annual awards to directors and (iii) permit stock exchange programs pursuant to which outstanding options could be exchanged for restricted stock, including an anticipated exchange program under which outstanding stock options could be exchanged for a number of shares of restricted stock equal to one-third the number of shares issuable upon the exercise of the stock options, to vest in equal annual amounts over five years.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

To change your address, please mark this box.	☐

To include any comments, please mark this box.	☐

(Please sign proxy as name appears on corporate records. Joint owners should each sign personally. Trustees and others in a representative capacity should indicate the capacity in which they sign.)

Date                      Share Owner sign here                      Co-Owner sign here